SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]   Confidential,   for   Use  of  the
                                              Commission  Only (as  permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ELXSI CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     (2) Aggregate number of securities to which transaction applies: NA
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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

                                ELXSI CORPORATION
                         3600 RIO VISTA AVENUE, SUITE A
                             ORLANDO, FLORIDA 32805

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ELXSI Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at 3600 Rio Vista Avenue, Suite A, Orlando, Florida 32805, on Thursday, May 27, 1999, at 9:00 a.m. (local time), for the following purposes:

         1.       To elect a Board of Directors.

         2.       To approve the ELXSI  Corporation  1999 Incentive Stock Option
                  Plan.

         3. To approve an amendment to the Company's charter in order to effect: (i) a 1-for-100 reverse stock split of the outstanding shares of Common Stock in order to cash-out stockholders holding less than 100 shares, and (ii) immediately thereafter, a 100-for-1 forward stock split resulting in the stock ownership of all non-cashed out stockholders being restored to pre-existing levels.

         4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

         5. To transact such other and further business as may properly come before the meeting or any adjournment or adjournments thereof.

         Common stockholders of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the meeting. A complete list of such stockholders is open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, located at 3600 Rio Vista Avenue, Suite A, Orlando, Florida 32805. Stockholders can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed form of Proxy. Of course, you may also vote your shares by marking your vote on the enclosed form of Proxy, signing it and dating it, and mailing it in the enclosed envelope.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 is enclosed herewith.

                                   By Order of the Board of Directors,


                                   Thomas R. Druggish, Secretary

Dated: April 23, 1999


         YOU ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED FORM OF PROXY. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED. PLEASE VOTE BY USING THE INTERNET, THE TELEPHONE OR BY SIGNING AND DATING THE ENCLOSED FORM OF PROXY. IF YOUR PROXY IS MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                ELXSI CORPORATION
                         3600 RIO VISTA AVENUE, SUITE A
                             ORLANDO, FLORIDA 32805


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1999

                                                                  April 23, 1999

To the Stockholders:

         This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of ELXSI Corporation, a Delaware corporation (the "Company"), of Proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at the Company's headquarters, located at 3600 Rio Vista Avenue, Suite A, Orlando, Florida 32805, on Thursday, May 27, 1999, at 9:00 a.m. (local time), and at any subsequent time which may be made necessary by the adjournment thereof.

         If you were a holder of record of Common Stock, par value $.001 per share, of the Company (the "Common Stock") at the close of business on March 31, 1999, you are entitled to vote at the meeting, and your presence is desired. If, however, you cannot be present in person, a form of Proxy (Proxy card) is enclosed, which the Board of Directors of the Company requests that you execute and return as soon as possible. You can, of course, revoke your Proxy at any time before it is voted if you so desire, either in person at the meeting or by delivery to the Secretary of the Company of a duly executed written statement to that effect or of a later-dated Proxy.

         The Company is paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to its stockholders this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the form of Proxy, and the Annual Report on Form 10-K. The Company has engaged Continental Stock Transfer & Trust Company to assist the Company in the distribution and solicitation of Proxies and has agreed to pay Continental Stock Transfer & Trust Company a fee of $3,000 plus expenses for its services. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission (the "Commission"), in sending Proxies and proxy materials to the beneficial owners of the Common Stock. Officers or employees of the Company may also solicit Proxies in person, or by mail, E-mail, facsimile or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

         At the close of business on March 31, 1999, 4,453,463 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. This Proxy Statement and the enclosed form of Proxy are first being mailed to the stockholders of the Company on or about April 23, 1999.

                            PROXIES AND VOTE REQUIRED

         The persons named in the accompanying form of Proxy intend to vote Proxies FOR the election of the nominees for director named herein, except to the extent authority to vote for any such nominee is withheld. In the event that any nominee at the time of election shall be unable to serve, for good cause is unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence thereof another individual shall be nominated, the persons named in the accompanying form of Proxy shall have the discretion and authority to vote or to refrain from voting in accordance with their judgment on the substitute(s) for such nominee. The persons named in the accompanying form of Proxy also intend to vote Proxies FOR the approval of the ELXSI Corporation 1999 Incentive Stock Option Plan (Proposal No. 2 herein), FOR the charter amendments to effect a 1-for-100 reverse stock split followed by a 100-for-1 forward stock split (Proposal No. 3 herein) and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants (Proposal No. 4 herein), unless (in each case) contrary voting instructions are indicated on such Proxies.

         The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required for a quorum. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a Proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a Proxy as to which authority is withheld to vote for only one or less than all of the nominees) will not prevent the election of any of the nominees for director. Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock. For all other matters submitted to stockholders at the meeting, including Proposal Nos. 2 and 4, if a quorum is present the affirmative vote of a majority of the shares voted is required for approval. As a result, abstention votes with respect to Proposal No. 2, 3 or 4 will have the effect of a vote against such Proposal.

         Shares of Common Stock held by brokers and other stockholder nominees are sometimes voted on certain matters but not others. This can occur, for example, when a broker is instructed by the beneficial owner, or has discretionary authority, to vote on a particular matter or matters (such as the election of directors and appointment of accountants) but is not instructed, and does not have such authority, to vote on others. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the meeting, but will have no effect upon the outcome of the vote on any matter as to which they are "non-voted."


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         The Board of Directors of the Company currently consists of five individuals, each of whom has been nominated for election at the meeting. Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified, or until their resignation, removal or death or otherwise as provided in the Bylaws of the Company. The names of the five directors of the Company, and certain information regarding the Common Stock holdings of each such individual, of the one non-director executive officer of the Company who is named in the "Executive Compensation" section hereinbelow and of the executive officers and directors of the Company as a group, based on information which such persons have furnished to the Company, are set forth below.


                                                         COMMON STOCK OF THE
                                                     COMPANY BENEFICIALLY OWNED
                                                        AS OF APRIL 12, 1999(1)
                                                   -----------------------------
                                        DIRECTOR     NUMBER OF         PERCENT
NAME                                     SINCE        SHARES          OF CLASS
----                                     ------    -------------      ---------
  Farrokh K. Kavarana.................    1989        56,600(2)          1.3%
  Kevin P. Lynch......................    1989       112,697             2.7%
  Alexander M. Milley.................    1989     2,219,697(3)         46.5%
  Robert C. Shaw......................    1989        83,978             1.9%

                                                        COMMON STOCK OF THE
                                                     COMPANY BENEFICIALLY OWNED
                                                        AS OF APRIL 12, 1999(1)
                                                   -----------------------------
                                        DIRECTOR     NUMBER OF         PERCENT
NAME                                     SINCE        SHARES          OF CLASS
----                                     ------    -------------      ---------

  Denis M. O'Donnell..................    1996        29,900             0.8%
  Daniel E. Bloodwell.................     N/A         8,083             0.2%
  All executive officers and
   directors as a group (7 persons)...             2,591,237(2)(3)      50.8%

---------------
(1) Numbers and percents in the table and footnotes are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"). Each of the named persons and group has sole voting and dispositive power with respect to the shares shown, except as otherwise indicated. Includes shares issuable upon exercise of stock options granted by the Company that are exercisable currently or within 60 days, as follows: Farrokh K. Kavarana: 55,000 shares; Kevin P.
         Lynch: 116,000 shares;  Alexander M. Milley:  199,000 shares; Robert C.
         Shaw:  72,500 shares;  Denis M.  O'Donnell:  22,500  shares;  Daniel E.
         Bloodwell: 6,943 shares; and all executive officers and directors as a group: 524,543 shares. Excludes shares issuable upon exercise of stock options granted by the Company that become exercisable in more than 60 days, as follows: Kevin P. Lynch: 14,000 shares; Alexander M. Milley:
         6,000 shares; Daniel E. Bloodwell: 4,588 shares; and all executive officers and directors as a group: 32,588 shares.

(2) Excludes an aggregate of 325,940 shares of Common Stock held by Aggel Enterprises, Ltd. and certain affiliated entities. Mr. Kavarana is affiliated with the controlling shareholders of Aggel Enterprises, Ltd. and its affiliates. See "Security Ownership of Certain Beneficial Owners." Also excludes 3,334 shares of Common Stock issuable upon exercise of stock options held by Tata International AG, with which Mr. Kavarana is affiliated. Mr. Kavarana disclaims beneficial ownership of all of the foregoing shares.

(3) Includes: (i) 112,347 outstanding shares and 118,762 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by Eliot Kirkland L.L.C., of which Mr. Milley is the sole manager, the President and a member; (ii) 215,288 shares held by Cadmus Corporation, of which Mr. Milley is the Chairman, President and an indirect controlling shareholder; (iii) 590,200 shares held by ELX Limited Partnership, of which Mr. Milley is the sole general partner; (iv) 228,200 shares held by Azimuth Corporation, of which Mr. Milley is the Chairman, President and (in combination with Cadmus Corporation) a controlling stockholder; and (v) 730,900 shares held by Peter R. Kellogg or other "Kellogg Persons" party to the Kellogg Standstill Agreement (see "Certain Transactions - Rights Agreement Amendment; Kellogg Standstill Agreement"), over which Mr. Milley has sole voting power but no dispositive power. Excludes 60,004 shares of Common Stock held by The Alexander M. Milley Irrevocable Trust I (the "Milley Trust"), a trust for the benefit of certain members of Mr. Milley's immediate family, and 150,500 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by the Milley Trust. Under Rule 13d-3, shares beneficially owned by the Milley Trust as determined thereunder are deemed not to be beneficially owned by Mr. Milley. Also includes and excludes shares issuable upon exercise of stock options granted by the Company to Mr. Milley as indicated in footnote 1 above.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is certain biographical information regarding the directors and executive officers of the Company, some of whom hold positions with the Company's wholly-owned subsidiary, ELXSI ("ELXSI"), ELXSI's Bickford's Family Restaurants Division ("Bickford's") and/or ELXSI's Cues Division ("Cues"). Each individual's biographical information was furnished by him to the Company.

NAME                                AGE       POSITION
----                                ---       --------
Alexander M. Milley(1)(2) .......   46        Chairman, President and Chief
                                              Executive Officer of the Company
                                              and ELXSI, President of Cues
Farrokh K. Kavarana(2)(3) .......   54        Director
Kevin P. Lynch(1)(3) ............   40        Director, Vice President of the
                                              Company and ELXSI
Denis M. O'Donnell(2)(3) ........   45        Director
Robert C. Shaw(1) ...............   46        Director, Vice President of the
                                              Company and ELXSI
Thomas R. Druggish ..............   43        Vice President of the Company,
                                              Treasurer and Secretary of the
                                              Company and ELXSI
Daniel E. Bloodwell .............   48        Vice President of ELXSI,
                                              President of Bickford's
-----------
(1)      Member of the Executive Committee of the Board.
(2)      Member of the Compensation Committee of the Board.
(3)      Member of the Audit Committee of the Board.

         Alexander M. Milley became Chairman of the Board of Directors and Chief Executive Officer of the Company on September 25, 1989 and was elected President of the Company in August 1990. He serves in the same positions for ELXSI and is also President and Chief Executive Officer of Cues. Mr. Milley is the founder, President, sole director and majority shareholder of Milley Management Incorporated ("MMI"), a private investment and management consulting firm. Mr. Milley is also the President of Cadmus Corporation ("Cadmus"), another private investment and management consulting firm that is the former owner of Cues and with which ELXSI has a management agreement. See "Certain Transactions - Management Agreement." From August 1985 to May 1986, Mr. Milley was Chairman of Neoax, Inc., now an environmental services company known as Envirosource, Inc. and then a diversified custom vehicle and precision metal manufacturing company. Mr. Milley was Senior Vice President-Acquisitions from December 1983 until July 1986 of The Dyson-Kissner-Moran Corporation, a private investment company. Mr. Milley is also a director of Bell National Corporation ("Bell National"), formerly a distributor of high quality fabrics used in draperies and furniture and now a development-stage entity primarily engaged in the design, development and marketing of a series of instruments, disposables, and tests to provide "Point of Care" enhanced cervical cancer screening, and Chairman of the Board of Azimuth Corporation ("Azimuth"). Cadmus and Azimuth are significant stockholders of the Company. See "Security Ownership of Certain Beneficial Owners."

         Farrokh K. Kavarana became a director of the Company on September 25, 1989. Since 1994 he has been an Executive Director of the Tata Engineering and Locomotive Company, Limited (TELCO), a member of the Tata Group of India. Prior to that he had been Vice-Chairman and Managing Director of Tata International AG, an international holding company, which owns the Tata Group's overseas holdings and investments. Mr. Kavarana is a director of numerous non-U.S. companies, including Tata Industries Ltd., Tata Sons Ltd. of India, Tata International AG, Switzerland, and Tata Technologies, Ptc. Ltd., Singapore (formerly Tata-ELXSI). Mr. Kavarana is affiliated with the Tata Group, whose overseas affiliates are controlling shareholders of Aggel Enterprises, Ltd., an investment holding company. See "Security Ownership of Certain Beneficial Owners."

         Kevin P. Lynch became a director of the Company on September 25, 1989 and has served as Vice President of the Company since September 24, 1991 and Vice President of ELXSI since June 25, 1991. He has served as a Vice President of MMI since September 1988 and of Cadmus since January 1994. See "Certain Transactions - Management Agreement." From October 1986 until September 1988, Mr.Lynch was a Corporate Development executive at Macmillan, Inc., a publishing company.

         Denis M. O'Donnell became a director of the Company on May 23, 1996. Since 1997, he has been Managing Director of Seaside Advisors, L.L.P., an investment fund specializing in small capitalization private placements. Since 1998, Mr. O'Donnell has been a director of Novavax, Inc., a company engaged in the development of pharmaceutical products. Prior thereto, he was a Senior Advisor to Novavax from 1997 and its President from 1995 to 1997. Since 1998 Mr. O'Donnell has been a director of Bell National, and since 1999 Mr. O'Donnell has been a director of Columbia Laboratories, Inc., a pharmaceutical company.

         Robert C. Shaw became Vice President and a director of the Company on September 25, 1989. He also served as Treasurer of the Company from September 1989 to January 1990. Mr. Shaw has been a Vice President of MMI since March 1989, an officer and/or director of Azimuth and/or certain subsidiaries thereof since November 1990, a director of Cadmus since January 1992 and a director of Bell National since November 1989. See "Certain Transactions - Management Agreement." Prior to March 1989, he was Vice President of Berkeley Softworks Incorporated ("Berkeley") from September 1987 until March 1989. From January 1987 until September 1987 he was Vice President, and from July 1985 until January 1987 he was Director of Finance and Operations, of Ansa Software Incorporated ("Ansa"). Berkeley and Ansa developed and produced personal computer software.

         Thomas R. Druggish became Vice President of the Company on January 2, 1990 and was elected Secretary of the Company on September 11, 1990. He also has been Secretary and Treasurer of MMI since September 1990, Vice President and Secretary of Cadmus since November 1992 and an officer and/or director of Azimuth and/or certain subsidiaries thereof since November 1990. See "Certain Transactions - Management Agreement." Mr. Druggish was Assistant Controller at Borland International from April 1987 to December 1989.

         Daniel E. Bloodwell became a Vice President of ELXSI on September 24, 1991, and has served as President of Bickford's since July 1, 1991. From July 1987 to June 1991 Mr. Bloodwell was Vice President of Operations for Marriott Family Restaurants Inc., which then owned the Bickford's operations. From July 1985 to June 1987, Mr. Bloodwell was Vice President of Operations of Sizzler Restaurants, Inc.

COMMITTEES; BOARD AND COMMITTEE MEETINGS

         The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee, whose members are elected each year by the entire Board.

         The Executive Committee's function is to act in place of the Board between meetings of the full Board. During the year ended December 31, 1998 the Executive Committee did not meet. The members of the Committee are Messrs. Milley, Lynch, and Shaw.

         The Compensation Committee's function is to administer the Company's stock option and other compensation plans and to act upon such other compensation matters as may be referred to it by the Board. The current members of the Committee are Messrs. Milley, Kavarana, and O'Donnell. During the year ended December 31, 1998 the Compensation Committee met one time.

         The Audit Committee oversees the Company's internal accounting procedures and consults with, and reviews the reports of, the Company's independent accountants. The current members of the Committee are Messrs. Kavarana, Lynch, and O'Donnell. During the year ended December 31, 1998 the Audit Committee met one time. At such meeting, the Company's auditors presented a report to the Audit Committee indicating (among other things) there were no irregularities involving the Company's accounting.

         During the year ended December 31, 1998 the Board of Directors of the Company met four times. All directors attended all of the meetings.

         From time to time the Board of Directors is asked to consider and vote upon matters which may present a conflict of interest for certain members. It is the Company's practice to not disqualify any Board member from voting with respect to such matters. In bringing conflict-of-interest (as well as other) matters before the Board, management generally seeks to secure the unanimous approval of directors; such unanimous approval has been obtained on virtually all matters heretofore voted upon by present Board members.

COMPENSATION OF DIRECTORS

         CASH COMPENSATION. Since 1989 the directors of the Company have received no cash compensation for their services as such, except for reimbursement of reasonable expenses of attending meetings. There are currently no plans to begin paying cash compensation to directors.

         OTHER COMPENSATION. During 1998 each director of the Company received as compensation for his services as such options to purchase 7,500 shares granted under the Company's 1998 Incentive Stock Option Plan. Each such option is exercisable at a price of $8.125 per share, the market price of the Common Stock on the date of the grant, and expires on October 8, 2008.

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee believes that offering its executive officers a compensation package consisting of a balanced combination of fixed, formula-based, long-term and discretionary components is the best way of ensuring that (a) executive compensation is appropriately linked to the creation of shareholder value, and (b) the Company will be able to attract, motivate and retain executives of outstanding abilities. Fixed compensation is paid through base salaries, which the Committee believes should be and are maintained at levels comparable to those generally paid to executives with similar responsibilities at similarly-sized companies. The other parts of total compensation are realized through the Company's bonus arrangements, its stock option plans and its Bickford's Division Phantom Stock Option Plan (the "Phantom Stock Option Plan"). The Committee also is of the view that its executives' compensation should be tied both directly and materially to the actual operating performance.

         During 1997 Mr. Milley and ELXSI, with the approval of the full Board of Directors, entered into an employment agreement that increased his annual salary to $150,000 plus an additional 5% per year and secures his services through at least June 2005 (since extended to June 2007). In 1998, Mr. Milley's cash compensation was $150,000. See "Executive Compensation - Employment Agreement" below. The Compensation Committee feels that this increased salary level and long-term commitment is justified, given that Mr. Milley's devotion of substantial time and efforts to the Cues operations has led to a significant, continued improvement in that division's operations and that the Company overall has experienced continued and steady growth since 1989 under Mr. Milley's leadership. The Company pays management fees to Cadmus, a company controlled by Mr. Milley, pursuant to a written agreement approved by the Board of Directors of the Company. These fees are based on the achievement of certain minimum levels of operating income, which have been achieved, and the fees will be discontinued if operating targets cease to be met. See "Certain Transactions Management Agreement" below.

         Mr. Milley's employment agreement allows for ELXSI to pay compensation over and above the amounts committed to thereunder. It is the present intention of the Compensation Committee to evaluate the compensation of Mr. Milley for his services as an officer of the Company on an annual basis. Additional compensation may be awarded to Mr. Milley in the form of stock options, cash bonuses or other incentives. Any such payments would be at the discretion of the Board rather than through a formula-based plan.

         The 1998 compensation of Daniel E. Bloodwell, President of the Bickford's Division of ELXSI, consisted primarily of base salary and compensation related to the Phantom Stock Option Plan. The Committee believes that Mr. Bloodwell's compensation should be heavily weighted toward increasing shareholder value and, accordingly, a significant portion of his compensation is in the form of phantom stock options granted under the Phantom Stock Option Plan, described below.

         Through his participation in the Phantom Stock Option Plan, which was put into effect in connection with the Company's 1991 acquisition of Bickford's, Mr. Bloodwell has the opportunity to earn compensation equal to a specified maximum percentage of a certain measure of the value of this division (less an exercise price). The maximum percentage, 4.9%, was earned by Mr. Bloodwell because Bickford's achieved targeted levels of earnings before interest, taxes and depreciation during the two-year period from July 1, 1991 through June 30, 1993 and because Mr. Bloodwell remained with the Company through June 30, 1996. Mr. Bloodwell received 1.0% of the 4.9% maximum amount at the inception of the Phantom Stock Option Plan in

1991 in consideration of his payment of $40,833 (which is non-refundable and will be credited against any future exercise price payment), and he earned an additional 1.0% in each of 1992 and 1993 due to the achievement of the targeted results for applicable periods. The remaining 1.9% was earned by Mr. Bloodwell upon his remaining with the Company through June 30, 1996. The percentage earned by Mr. Bloodwell will be multiplied by the fair market value of Bickford's assets on the measure date less certain liabilities of or related to that division. The result of this calculation, less an exercise price, will represent the payment to be received by Mr. Bloodwell on or after July 1, 2001. During and after the measurement period, Mr. Bloodwell will benefit from increases in the value of the Bickford's division, as this is the fundamental component used to determine the value of his phantom stock options.

                                           THE COMPENSATION COMMITTEE
                                           Alexander M. Milley
                                           Farrokh K. Kavarana
                                           Denis M. O'Donnell


EXECUTIVE COMPENSATION

         The following table summarizes the total compensation of the Chief Executive Officer of the Company and of the only other executive officer of the Company who earned in excess of $100,000 for the year ended December 31, 1998.

                                        SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                               ANNUAL COMPENSATION                 COMPENSATION
                                       ---------------------------------    ----------------------------
                                                                             NO. OF
                                                                            SHARES OF
                                       FISCAL                                COMMON
                                        YEAR                                  STOCK
NAME AND                               ENDED                                UNDERLYING       ALL OTHER
PRINCIPAL POSITION                     DEC.31       SALARY        BONUS       OPTIONS       COMPENSATION
------------------                     -------      -------      -------    -----------     ------------
Alexander M. Milley ...............    1998         $150,000          --       7,500               --
  Chairman, President                  1997          120,000          --      72,500               --
  & Chief Executive Officer            1996          120,000          --      25,000               --
Daniel E. Bloodwell ...............    1998         $135,000     $15,000       1,400         $317,266(1)
  Vice President of ELXSI,             1997          122,692           0       2,150          264,388(1)
  President of Bickford's Division     1996          120,000      15,000       2,100          193,885(1)

-------------
(1) Represents an estimate by the Company of the increase during the applicable year in the value of the Phantom Stock Options held at the end of such year. See "Phantom Stock Option Plan" below.

PHANTOM STOCK OPTION PLAN

         The following table sets forth information with respect to the Phantom Stock Option Plan (the Company's only long-term incentive plan) and the executive officers named in the table above.

                   LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR


                          NUMBER OF                      ESTIMATED FUTURE PAYOUT UNDER
                        PHANTOM STOCK                     PHANTOM STOCK OPTION PLAN
                        OPTION RIGHTS     PAYOUT     -----------------------------------
NAME                      ("PSOR'S")       DATE      THRESHOLD       TARGET      MAXIMUM
----                      ----------       ----      ---------       ------      -------
Alexander M. Milley ....     --             --          --             --          --
Daniel E. Bloodwell ....     --             --         4.9            4.9         4.9

         The Phantom Stock Option Plan was implemented by the Company in 1991. Its only participants are Mr. Bloodwell and three other Bickford's employees. At the inception of this Plan, ELXSI granted to these individuals PSOR's (each representing one percentage point) for an initial investment ranging from $25,000 to $40,833 (in the case of Mr. Bloodwell). Each holder of a Phantom Stock Option is entitled to receive, upon exercise, a cash payment equal to (a) the product of (i) the sum of the appraised value of Bickford's assets at the time of exercise less (x) all then existing liabilities of the Company or ELXSI related to Bickford's, including any debt incurred to acquire Bickford's, debt incurred for Bickford's-related acquisitions and debt used for the working capital needs of Bickford's, and (ii) a percentage equal to the PSOR's then held by the holder, minus (b) an exercise price of approximately $74,000 per PSOR less such holder's initial investment. No PSOR may be exercised until the earliest to occur of (1) July 1, 2001, (2) the termination of the holder's employment, or (3) the sale (if any) of the Bickford's division. All increases in value of the Phantom Stock Options are treated as compensation expense by the Company in the year in which the increase occurs.

         At December 31, 1998, Mr. Bloodwell held 4.9 PSOR's. He earned his final 0.9 PSOR's on June 30, 1996.

COMMON STOCK OPTIONS

         The following table sets forth the number of shares of Common Stock subject to options granted by the Company during 1998 to each executive officer named in the table above, and certain other relevant information.

                                   OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                 NO. OF      PERCENT OF                                  VALUE AT ASSUMED
                               SHARES OF       TOTAL                                  ANNUAL RATES OF STOCK
                              COMMON STOCK    OPTIONS                                PRICE APPRECIATION FOR
                               UNDERLYING    GRANTED TO                                    OPTION TERM
                                OPTIONS      EMPLOYEES      EXERCISE     EXPIRATION  ----------------------
NAME                            GRANTED       IN 1998        PRICE         DATE          5%          10%
----                            -------       -------        -----         ----      ---------    ---------
Alexander M. Milley .........   7,500(1)       10.0%        $8.125(2)     10/08/08     $38,323     $97,119
Daniel E. Bloodwell .........   1,400(1)        1.9%        $8.125(2)     10/08/08      $7,924     $20,081

-------------
(1) Options were granted on October 8, 1998. Mr. Milley's options became 100% exercisable on April 8, 1999. Mr. Bloodwell's options became 25% exercisable on April 8, 1999 and become exercisable as to an additional 25% on each October 8 from 1999 through 2001.
(2)      The market value of the Common Stock on the date of grant.

         The following table presents information as to the value of unexercised in-the-money options granted under the Company's incentive stock option plans and held at year-end by the executive officers named in the above table.

                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL
                                          YEAR AND FISCAL YEAR-END OPTION VALUES



                                                                                                VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS AT FISCAL
                              SHARES                         AT FISCAL YEAR-END                      YEAR-END (1)
                             ACQUIRED       VALUE     ----------------------------        -------------------------------
NAME                        ON EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE        EXERCISABLE      UNEXERCISABLE
----                        -----------    --------   -----------    -------------        -----------      --------------
Alexander M. Milley .......          --          --     199,000          6,000             $1,255,875       $  39,750
Daniel E. Bloodwell .......          --          --       6,943          4,588                 45,833          22,186

---------------
(1) Assumes a fair market value per share of Common Stock of $12.625, the December 31, 1998 closing price.

EMPLOYMENT AGREEMENT

         In mid-1997 ELXSI and Mr. Milley entered into an Employment Agreement, dated as of June 30, 1998 (the "Employment Agreement"), which, in the main: (i) provides for the employment of Mr. Milley as the Chairman of the Board, President and Chief Executive Officer of both the Company and ELXSI and as
President and Chief Executive Officer of Cues, (ii) requires Mr. Milley to devote substantially his entire professional time, attention and energies (reasonable vacation, periods of illness and the like excepted) to the performance of all the duties, responsibilities and functions incident to those offices, and (iii) accordingly, places on Mr. Milley primary executive responsibility for each of the Company, ELXSI and Cues. Prior to the time that the Employment Agreement became effective, there was no formal employment or similar agreement between the Company or any of its subsidiaries and Mr. Milley. The term of the Employment Agreement commenced on June 30, 1997, originally extended until June 30, 2005 (the "Initial Term") and can renewed or extended with the approval of the Board of Directors of the Company and the consent of Mr. Milley, on such terms and conditions as they may agree. During 1998, ELXSI and Mr. Milley, with the approval of the Board of Directors of the Company, agreed to extend the Initial Term by two years, until June 30, 2007.

         Pursuant  to  the  Employment  Agreement,   Mr.  Milley's  base  salary
compensation was increased in 1997 to (i) $150,000 per annum PLUS (ii) an additional, cumulative 5% increase that becomes effective on each subsequent June 30 during its term. Notwithstanding the foregoing, Mr. Milley agreed to defer the effectiveness and payment of this salary increase until January 1, 1998. The Employment Agreement also entitles Mr. Milley: (a) to participate in such stock option, profit sharing and bonus plans as are made available to other senior executives of ELXSI, (b) to be covered (together with his spouse and minor children) by any and all group health, dental, life insurance and disability plans made available to senior executives of ELXSI, the Company or any of its subsidiaries or divisions generally, (c) to the use of a suitable executive company car, (d) to take four weeks of paid vacation during each year, and (e) to reimbursement for his reasonable travel, lodging, entertainment, professional promotion and other appropriate business expenses incurred in the course of his duties on behalf of ELXSI, the Company or any of its subsidiaries or divisions. The Employment Agreement does not limit or restrict the right or ability of ELXSI (acting with the authorization of the Board of Directors of the Company or the Compensation Committee thereof) to grant or award other or additional compensation to Mr. Milley, in whatever form at any time, or to limit or restrict the right or ability of ELXSI to prospectively or conditionally grant or award any such other or additional compensation.

         The Employment Agreement also provides that if Mr. Milley's employment thereunder is terminated at any time for any reason (including by reason of a failure to renew or extend prior to the expiration of the Initial Term), then prior to (and as a condition to) such termination, ELXSI must pay to Mr. Milley a lump-sum amount equal to: (i) the amount of base salary compensation that would have been (but for such termination) paid over the one-year period commencing with the effective date of such termination, PLUS (ii) if such termination is to take effect prior to the expiration of the Initial Term, the amount of base salary compensation that would have been (but for such termination) paid over the remaining Initial Term, LESS (iii) a present value discount calculated at an annual rate of 6% and taking into account the timing of the base salary payments that would have been made to Mr. Milley during the remaining term of the Employment Agreement (and, in the case of the foregoing clause (i), during the one-year period commencing with the effective date of the termination) assuming (for this purpose) that the employment of Mr. Milley under the Employment Agreement had not been terminated.

         Also in the event that Mr. Milley's employment under the Employment Agreement is terminated at any time for any reason, Mr. Milley (if he is alive) and his spouse and minor children shall continue, for the period of time from and after the effective date of such termination until the date specified hereinbelow, to be covered, at ELXSI's expense, by any and all insurance plans made available to senior executives of the ELXSI, the Company or any of its subsidiaries or divisions generally. Such period of time shall end: (i) in the case of a termination on or after the expiration of the Initial Term, on the earlier to occur of (x) the first anniversary of such termination and (y) the date that Mr. Milley shall have obtained other employment with insurance benefits equivalent to (or in excess of) those provided for under the Employment Agreement; and

(ii) in the case of a termination prior to the expiration of the Initial Term, on the earlier to occur of (x) June 30, 2008 and (y) the date that Mr. Milley shall have obtained other employment with such equivalent (or excess) insurance benefits.

         Under the Employment Agreement, Mr. Milley agreed that during the term thereof and for a period of one year thereafter he will not engage in, or be employed or retained by or have certain other proscribed connections with, any business or enterprise that competes with any business or enterprise being pursued by the Company or any subsidiary or division thereof; PROVIDED that the foregoing will not apply if Mr. Milley's employment is terminated by him with good legal reason, by ELXSI without good legal cause or due to the expiration of the Employment Agreement term. The Employment Agreement also contains provisions prohibiting the disclosure or use by Mr. Milley of non-public information confidential and/or proprietary to the Company or any of its subsidiaries or divisions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 31, 1998, the Company had outstanding 4,453,463 shares of Common Stock. The following table sets forth certain information regarding the ownership of the Company's Common Stock by all those persons and entities known by the Company to be beneficial owners of more than five percent (5%) of the Common Stock, based upon information furnished by the respective beneficial owners.
                                                          COMMON STOCK OF THE
                                                      COMPANY BENEFICIALLY OWNED
                                                         AS OF APRIL 12, 1999(1)
                                                      --------------------------
                                                        NUMBER OF     PERCENT
NAME                                                     SHARES       OF CLASS
----                                                  ----------      ----------
Alexander M. Milley .................................  2,219,697(2)     46.5%
  3600 Rio Vista Avenue, Suite A
  Orlando, Florida  32805

Peter R. Kellogg ....................................    730,900(3)     16.4%
  Spear, Leeds & Kellogg
  120 Broadway
  New York, New York  10271

Aggel Enterprises, Ltd. .............................    325,940(4)      7.3%
  11 Duddell Street
  12th Floor
  Hong Kong

Fidelity Management & Research Company/FMR Corp......    286,000(5)      6.4%
  82 Devonshire Street
  Boston, Massachusetts  02109

----------
(1) Except as otherwise indicated the persons and entities named in this table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them. Numbers and percents in the table and footnotes are calculated in accordance with Rule 13d-3.

(2) Includes: (i) 112,347 outstanding shares and 118,762 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by Eliot Kirkland L.L.C. ("EKLLC"), of which Mr. Milley is the sole manager, the President and a member; (ii) 215,288 shares held by Cadmus, of which Mr. Milley is the Chairman, President and an indirect controlling shareholder; (iii) 590,200 shares held by ELX Limited Partnership ("ELXLP"), of which Mr. Milley is the sole general partner;
         (iv) 228,200 shares held by Azimuth, of which Mr. Milley is the Chairman, President and (in combination with Cadmus) an indirect controlling stockholder; and (v) 730,900 shares held by Peter R. Kellogg or other "Kellogg Persons" party to the Kellogg Standstill Agreement (see "Certain Transactions - Rights Agreement Amendment; Kellogg Standstill Agreement" and footnote 3 below), over which Mr. Milley has sole voting power but no dispositive power. Also includes 199,000 shares issuable upon exercise of stock options granted by the Company that are exercisable currently or within 60 days and excludes 6,000 shares issuable upon exercise of stock options granted by the Company that become exercisable in more than 60 days. Excludes 60,004 shares of Common Stock held by The Alexander M. Milley Irrevocable Trust I (the "Milley Trust"), a trust for the benefit of certain members of Mr. Milley's immediate family, and 150,500 shares of Common Stock issuable upon the exercise of currently exercisable warrants held by the Milley Trust. Under Rule 13d-3, shares beneficially owned by the Milley Trust as determined thereunder are deemed not to be beneficially owned by Mr. Milley. EKLLC's and Azimuth's shares each constitute approximately 5.1% of the outstanding Common Stock, and ELXLP's shares constitute approximately 13.3% of the outstanding Common Stock. Cadmus (in combination with Mr. Milley) is a controlling stockholder of Azimuth and so may be deemed to share the voting and dispositive power with respect to shares of Common Stock held by Azimuth; consequently, Cadmus may be deemed to beneficially own 443,488 shares, or approximately 9.9%, of the outstanding Common Stock. MMI, of which Mr. Milley is President, sole director and majority stockholder, is a controlling stockholder of Cadmus and so may be deemed to share the voting and dispositive power with respect to shares of Common Stock held by Cadmus and/or Azimuth; consequently, MMI may be deemed to beneficially own 443,488 shares, or approximately 9.9%, of the outstanding Common Stock. The address of each of EKLLC, Cadmus, ELXLP, Azimuth and MMI is the same as that indicated above for Mr. Milley.

(3) Includes: (i) 125,000 shares held by Cynthia Kellogg, Mr. Kellogg's wife; (ii) 255,900 shares held by I.A.T. Reinsurance Syndicate Ltd. ("IAT"), of which Mr. Kellogg is the sole holder of voting stock, and subsidiaries of IAT; (iii) 200,000 shares held by the Peter R. Kellogg & Cynthia Kellogg Foundation (the "Kellogg Foundation"), of which Mr. Kellogg is a trustee; and (iv) 50,000 shares held by the NOM Trust U/W/O James C. Kellogg III (the "Kellogg Trust"), of which Mr. Kellogg is a trustee. Mr. Kellogg: (a) has sole dispositive power with respect to the shares held by IAT and shared dispositive power with respect to the shares held by Mrs. Kellogg, the Kellogg Foundation and the Kellogg Trust, and (b) disclaims beneficial ownership of all of the foregoing shares. Mr. Kellogg, Mrs. Kellogg, IAT and its subsidiaries holding Common Stock, the Kellogg Foundation and the Kellogg Trust are the current "Kellogg Persons" party to the Kellogg Standstill Agreement and, pursuant thereto, have granted to Mr. Milley an irrevocable right to vote the shares of Common Stock held by them. See "Certain
         Transactions  -  Rights   Agreement   Amendment;   Kellogg   Standstill
         Agreement."

(4) Includes 69,784 shares owned of record or beneficially by other entities under common control with Aggel Enterprises, Ltd. Farrokh K.. Kavarana, a director of the Company, is affiliated with the controlling shareholders of Aggel Enterprises, Ltd. and its affiliates. Mr. Kavarana disclaims beneficial ownership of all shares beneficially owned by Aggel Enterprises, Inc.

(5) Shares reported herein as held by Fidelity Management & Research Company ("FMRC")/FMR Corp. are owned by the Fidelity Low-Priced Stock Fund (the "Fund"), of which FMRC, a wholly-owned subsidiary of FMR Corp., is investment advisor. FMR Corp., through its control of FMRC, and the Fund have sole dispositive power with respect to these shares; the Fund, acting under the guidelines established by its Board of Trustees, has sole voting power with respect to these shares.

CERTAIN TRANSACTIONS

MANAGEMENT AGREEMENT

         In connection with its 1989 restructuring, the Company entered into a Management Agreement, dated September 25, 1989 (as amended, the "Management Agreement"), with Winchester National, Inc. ("Winchester"), a private investment and management consulting firm owned by Mr. Milley. In July 1991 the Company transferred its rights and duties under the Management Agreement to ELXSI, its wholly-owned subsidiary, and Winchester transferred its rights and duties under the Management Agreement to MMI, of which Mr. Milley is the President and the sole director and of which Mr. Milley and The Alexander M. Milley Irrevocable Trust I (the "Milley Trust"), a trust for the benefit of certain members of Mr. Milley's immediate family, are the only stockholders. The Management Agreement initially was scheduled to expire on September 30 1992; in that year MMI and ELXSI agreed to an extension of its term (i) through September 30, 1995 (the "Initial Term") and (ii) thereafter, until terminated by either party with the approval of a majority of its Board of Directors on not less than 90 days prior written notice to the other party.

Effective January 1, 1994, MMI transferred its rights and obligations under the Management Agreement to Cadmus. Under an amendment entered into by ELXSI and Cadmus in 1997 (the "1997 Amendment") the date for the earliest expiration of the Initial Term was extended from September 30, 1995 to June 30, 2005, and under another amendment agreed to by ELXSI and Cadmus in 1998 the date for the earliest expiration of the Initial Term was further extended to June 30, 2007.

         The terms of the Management Agreement provide for ELXSI to be provided with advice and services with respect to ELXSI's business and financial management and long-range planning, including: (i) furnishing the services of certain executive officers and other employees of Cadmus; (ii) advising and assisting in connection with financing arrangements; (iii) assisting management in preparing and submitting to the Board of Directors analyses of the business and operations of ELXSI; (iv) assisting management in the preparation of financial and operating records; and (v) assisting in the retention of other persons, firms and corporations to render professional and technical services to ELXSI. Specific examples of services historically rendered to under the Management Agreement include: (a) ongoing evaluation of division management; (b) preparing and reviewing division operating budgets and plans; (c) evaluating new restaurant locations and menu changes; (d) identifying, and assisting in the divestiture of, under-performing assets; (e) evaluating financing options and negotiating with lenders; (f) assisting in the compliance with securities laws and other public reporting requirements; (g) communicating with stockholders;
(h) negotiating and arranging insurance programs; (i) monitoring tax compliance;
(j) evaluating capital spending; (k) cash management services; (l) preparing market research; (m) developing and improving management reporting systems; and
(n) identifying and evaluating acquisition candidates and investment opportunities. In addition, Cadmus provides the Company with general administrative services, for which it did not charge the Company for 1998.

         Under the Management Agreement, the management services provider became entitled to receive, in addition to reimbursement for reasonable expenses, fee compensation commencing upon ELXSI's having first achieved operating income (as defined) of $1,250,000 for a fiscal quarter. Those fees may be discontinued following any fiscal year in which such operating income is less than
$4,000,000, but shall be reinstated following the first fiscal quarter thereafter in which ELXSI again attains quarterly operating income of at least $1,250,000. Under these terms, the Management Agreement counterparty (Winchester, MMI or Cadmus) has been receiving Management Agreement fees continuously since October 1991.

         Prior to the 1997 Amendment, the fee compensation payable by ELXSI under the Management Agreement was $500,000 per annum. Pursuant to the 1997 Amendment, this compensation was increased, effective April 1, 1997, to (i) $600,000 per annum PLUS (ii) an additional, cumulative 5% increase that becomes effective on each April 1 during its term. Cadmus may request an increase in such fee or escalator, but any such increase must be approved by a majority of the independent directors of the Company.

         The Management Agreement provides that if Cadmus's services under the Management Agreement are terminated at any time for any reason (including by reason of a failure to renew or extend prior to the expiration of the Initial
Term), then prior to (and as a condition to) such termination, ELXSI must pay to Cadmus a lump-sum amount equal to: (i) the amount of fees that would have been (but for such termination) paid over the one-year period commencing with the effective date of such termination, PLUS (ii) if such termination is to take effect prior to the expiration of the Initial Term, the amount of fees that would have been (but for such termination) paid over the remaining Initial Term, LESS (iii) a present value discount calculated at an annual rate of 6% and taking into account the timing of the fee payments that would have been made to Cadmus during the remaining Initial Term (and, in the case of the foregoing clause (i), during the one-year period commencing with the effective date of the termination) assuming (for this purpose) that the services of Cadmus under the Management Agreement had not been terminated. For purposes of the foregoing, ELXSI's operating income for all relevant periods will be deemed to be in excess of $4,000,000 if operating income for the full fiscal year most recently completed prior to the relevant termination was equal to or in excess of such amount.

         It is through the Management Agreement that the Company is provided the services of Thomas R. Druggish, the Company's Vice President, Treasurer and Secretary, and the non-director services of Kevin P. Lynch, a Vice President and director of the Company. Each of Messrs. Milley, Shaw and Druggish is an officer and/or director of Cadmus;. Messrs. Shaw, Druggish and Lynch are shareholders of Cadmus; and through MMI (a direct Cadmus stockholder) Mr. Milley is a controlling shareholder of Cadmus. See "Directors and Executive Officers of the Company."

LOANS TO CADMUS, ELX AND AZIMUTH

         On June 30, 1997 ELXSI loaned to Cadmus $2,000,000 to finance its purchase from Bank of America National Trust and Savings Association (then named Bank of America Illinois) ("BofA"), ELXSI's lending bank, of 6,517 shares of Series AAA preferred stock of Azimuth that it had issued in December 1996 under a Recapitalization Agreement to which Azimuth, its subsidiaries, BofA and ELXSI were parties. This loan matures on the second anniversary of its origination (I.E., June 30, 1999), requires quarterly payments of interest at a rate of 15% per annum and is secured by a pledge of the shares of Azimuth Series AAA preferred stock financed thereby. The funds for ELXSI's loan to Cadmus were provided by BofA, under ELXSI's credit agreement. Each of Messrs. Milley, Shaw and Druggish is an officer and/or director of Azimuth; Messrs. Shaw and Druggish are stockholders of Azimuth; and Mr. Milley (in combination with Cadmus) is a controlling stockholder of Azimuth.

         In December 1994 the Company made a three-year loan of $1,155,625 to ELX Limited Partnership ("ELXLP"), of which Mr. Milley is the sole general partner and Messrs. Lynch, Shaw and Druggish are limited partners, to finance ELXLP's exercise of an option to purchase 369,800 shares of Common Stock from The Airlie Group, L.P. In December 1996 the Company made another three-year loan to ELXLP, of $909,150, utilized by it to exercise an option to purchase 110,200 shares of Common Stock held by BankAmerica Capital Corporation ("BACC"), an affiliate of BofA, and to purchase from BACC an additional 110,200 shares of Common Stock. Funding for these loans were obtained by the Company through ELXSI's credit agreement with BofA. Both Company loans to ELX require no principal or interest payments until their respective maturity dates and bear interest at a rate equal to the Company's cost of funds (under ELXSI's BofA credit agreement) plus 0.5%. In December 1997, the Company agreed to a three-year extension of the maturity date of its December 1994 loan to ELX, and ELX paid in full all interest accrued on such loan through the original maturity date, totaling approximately $330,000.

         In March 1998 an individual stockholder of the Company sold to the Company and Azimuth 90,000 and 10,000 shares, respectively, of Common Stock at a price of $13.50 per share. The funds for these purchases were obtained by the Company through ELXSI's credit agreement with BofA. The Company loaned to Azimuth the amount required to complete its 10,000-share purchase, or $135,000. This loan will mature on the third anniversary of its origination (I.E., in March 2001), with no principal or interest payments being required to be earlier made, and bears interest at a rate equal to the Company's cost of funds (under ELXSI's BofA credit agreement) plus 0.5%.

ODD-LOT OFFERS

         In  October  1997  Cadmus  began a  process  of  making  formal  offers
("Odd-Lot Offers") to purchase shares of Common Stock, at prevailing market prices, to stockholders of the Company that own 100 shares or less of Common Stock (after giving effect to the Company's May 1992 1-for-25 reverse split of outstanding shares) ("Odd-Lot Holders"). Odd-Lot Holders benefit from the Odd-Lot Offer by being given the opportunity to sell their shares at market prices free of brokerage commissions and special charges that may apply for the handling of odd-lot holdings. The Company benefits from acceptances of Odd-Lot Offers through reductions in the burden and expense of communicating with Odd-Lot Holders who may (in any event) wish to sell their shares. (It is for these reasons that the Board of Directors is proposing Proposal No. 3 herein. If such Proposal is approved and becomes effective, the Odd-Lot Offers will likely be terminated.)

         The Odd-Lot Offers have generally been made by letter, on ELXSI letterhead, individually addressed and sent to those stockholders who, according to the Company's stock record books, are Odd-Lot Holders. The terms of the Odd-Lot Offers are that Cadmus will purchase shares at the closing sale price of the Common Stock on the trading day immediately preceding the post-mark or other date of forwarding by a tendering Odd-Lot Holder of his or her return materials. In addition, in no event will Cadmus purchase pursuant to the Odd-Lot Offers a number of shares of Common Stock that, together with all other shares of Common Stock purchased by Cadmus in the preceding 12 months, would constitute more than 2% of the outstanding shares of Common Stock. As of December 31, 1998, Cadmus purchased 11,923 shares of Common Stock from more than 100 Odd-Lot Holders pursuant to its Odd-Lot Offers.

WARRANTS EXTENSION

         The Company has outstanding 200,500 Series A Warrants to Purchase Common Stock ("Series A Warrants") and 68,762 Series C Warrants to Purchase
Common Stock (the "Series C Warrants"). Fifty Thousand (50,000) Series A Warrants and all of the Series C Warrants are held by Eliot Kirkland L.L.C., of which Mr. Milley is the sole manager, the President and a member. The remaining 150,500 Series A Warrants are held by the Milley Trust. See "-Management Agreement" above. Under their original terms, the Series A Warrants were exercisable at $3.125 per shares and expired on September 30, 1996, and the Series C Warrants were exercisable at $4.36 per share and expired on January 31, 1997. In 1996 the Company and the holders of the Series A Warrants and Series C Warrants agreed to, and in March 1997 the Company's Board of Directors approved, a two-year extension of the expiration dates of the Series A Warrants and Series C Warrants, in consideration of which the holders thereof agreed to an increase in their exercise prices to $3.75 and $5.23, respectively. In 1998 the Company and the holders of the Series A Warrants and Series C Warrants agreed to, and in December 1998 the Company's Board of Directors approved, an additional two-year extension of the expiration dates of the Series A Warrants and Series C Warrants, in consideration of which the holders thereof agreed to an increase in their exercise prices to $4.50 and $6.278, respectively.

RIGHTS AGREEMENT AMENDMENT; KELLOGG STANDSTILL AGREEMENT

         In 1997, the Company entered into a Rights Agreement, dated as of June 4, 1997 (as amended, the "Rights Agreement"), with Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), pursuant to which (among other things) the Board of Directors of the Company declared a dividend of one Common Stock Purchase Right (each, a "Right") for each share of Common Stock outstanding at the opening of business on June 16, 1997. All shares of Common Stock issued on or after such date also have or will have one attached Right. Generally speaking, each Right will detach from the Common Stock, and become exercisable at $25.00 for shares of Common Stock having twice that value, ten business days after (a) the public announcement that any person, entity or "group", together with the respective affiliates and associates thereof, has become the beneficial owner of 15% or more of the outstanding Common Stock (such a person, entity or group, an "Acquiring Person"), or (b) the commencement of a tender or exchange offer that would result in any person, entity or "group" beneficially owning 15% or more of the outstanding Common Stock (as such terms are defined, and determinations made, under applicable Commission rules); PROVIDED that the percentage applicable to Mr. Milley and other "Milley Group Members" (as defined in the Rights Agreement, and which includes Azimuth, Cadmus, Eliot Kirkland L.L.C., ELXLP and MMI) is 35%.

         In January 1999, after Peter R. Kellogg disclosed to the Company that he and certain related persons and entities, in the aggregate, owned in excess of 650,000 shares of Common Stock, they commenced negotiations that culminated in the entering into by: (a) the Company and the Rights Agent of a Rights Agreement Amendment, dated as of March 16, 1999 (the "Rights Agreement Amendment"), and (b) the Company, Alexander M. Milley, Mr. Kellogg and such related persons and entities (who are identified in footnote 3 to the "Security Ownership of Certain Beneficial Owners" table hereinabove) (collectively with Mr. Kellogg, the "Kellogg Persons"), of a Standstill Agreement, dated as of March 16, 1999 (the "Kellogg Standstill Agreement").

         The most significant amendments to the Rights Agreement effected under the Rights Agreement Amendment were certain modifications to the definition of "Acquiring Person" that, in essence: (a) permit "Kellogg Group Members" (as defined in the Rights Agreement Amendment, and which includes all the present Kellogg Persons), under certain circumstances and subject to certain limitations, to beneficially own in excess of 15% of the outstanding Common Stock without becoming "Acquiring Persons" under the Rights Agreement (the "Kellogg Rights Agreement Amendments"), and (b) exclude, from the determination of the Milley Group Members' beneficial ownership of Common Stock, shares beneficially owned by Kellogg Group

Members or by other Peter R. Kellogg-related persons and entities (who are within the definition therein of "Kellogg Related Persons") that may, under applicable Commission rules, be deemed to be beneficially owned by Mr. Milley by virtue of the Kellogg-to-Milley Proxy granted pursuant to the Kellogg Standstill Agreement and described hereinbelow. The limited in-excess-of-15% permission granted to Kellogg Group Members under the Rights Agreement Amendment is embodied in the definition therein of "Kellogg Group Member Limit", which is the greater of: (i) 1,000,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, etc.) LESS the number of shares of Common Stock beneficially owned by all Kellogg Related Persons and all of their respective affiliates and associates, and (ii) 15% of the outstanding Common Stock; PROVIDED that if at any time it is established that any Kellogg Group Member or any affiliate or associate of any Kellogg Group Member who is a beneficial owner of Common Stock acquired those securities with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect, then the foregoing clause (i) will no longer be effective and the "Kellogg Group Member Limit" will be 15% of the outstanding Common Stock. Under the Kellogg Standstill Agreement, the Kellogg Persons have represented and warranted that their shares of Common Stock were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect.

         The determination by the Board of Directors of the Company to implement the Kellogg Rights Agreement Amendments was based upon, in part, the representations, warranties, covenants and agreements of the Kellogg Persons under the Kellogg Standstill Agreement. Consistent therewith, the Rights Agreement Amendment provides that in the event that at any time any Kellogg Person is in breach of or default under the Kellogg Standstill Agreement, the effectiveness of the Kellogg Rights Agreement Amendments may, at the election of the Company, be suspended or terminated. Under the Kellogg Standstill Agreement, the Company has agreed that, for so long as there is not any breach of or default under the Kellogg Standstill Agreement on the part of any Kellogg Person, it will not suspend or terminate any of the Kellogg Rights Agreement Amendments, terminate the Rights Agreement Amendment or take any other action having the purpose or effect of modifying or altering the Kellogg Rights Agreement Amendments.

         Under the Kellogg Standstill Agreement, the Kellogg Persons have agreed that if after the date thereof any Kellogg Group Member or any affiliate or associate thereof who (in each case) is not already a "Kellogg Person" party thereto purchases or otherwise acquires any shares of Common Stock or other voting securities of the Company ("Other Voting Securities"), that person or entity will promptly thereafter take the actions specified therein to become a "Kellogg Person" party to the Kellogg Standstill Agreement.

         Pursuant to the Kellogg Standstill Agreement, each Kellogg Person has irrevocably constituted and appointed Mr. Milley the attorney-in-fact and proxy of such Kellogg Person, with full power of substitution, to vote all shares of Common Stock and Other Voting Securities which such Kellogg Person is entitled to vote at any annual or special meeting of the stockholders of the Company, and to express consent or dissent to any corporate action in writing without a meeting of the stockholders of the Company, in such manner as Mr. Milley or his substitute may determine (the "Kellogg-to-Milley Proxy"). The Kellogg-to-Milley
Proxy: (a) is stated to be coupled with an interest and irrevocable; (b) covers any and all shares of Common Stock and Other Voting Securities owned by any Kellogg Person, whenever acquired; and (c) will remain in effect for so long any Rights are outstanding under the Rights Agreement. No Kellogg Person may grant any proxy or power of attorney to any person or entity which conflicts with the Kellogg-to-Milley Proxy.

         Under the Kellogg Standstill Agreement, the Kellogg Persons have granted to Mr. Milley certain rights of first refusal over any shares of Common Stock or Other Voting Securities owned by them that they may determine to sell or otherwise dispose of, subject to certain exceptions. Mr. Milley has the right to designate a different person or entity to effect the purchase of any such shares or Other Voting Securities as to which such rights may be exercised.

         Under the Kellogg Standstill Agreement, each Kellogg Person has agreed that, unless and to the extent otherwise consented to in writing by the Company, such Kellogg Person will not: (a) solicit proxies with respect to any Common Stock or Other Voting Securities, actively oppose any action approved by a majority of the Continuing Directors (as defined in the Rights Agreement) of the Company, or become a "participant" in any "election contest" relating to the election of directors of the Company; (b) propose, make or initiate, or solicit stockholders of the Company for the approval of, one or more stockholder proposals; (c)
propose, or make, initiate or solicit any proposals from, or provide any information or participate in any discussions or negotiations with, or otherwise cooperate in any way with or assist, any person or entity concerning any merger, consolidation, other business combination, tender or exchange offer, recapitalization, liquidation or dissolution or any purchase or other acquisition or sale or other disposition of assets (other than in the ordinary course of business) or shares of capital stock of the Company or any of its subsidiaries or divisions or any similar transaction involving the Company or any subsidiary or division of the Company or any subsidiary; (d) take any other action for the purpose of or with the effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having that purpose or effect; (e) form, join or in any way participate in any "group" with respect to any securities of the Company (except a group consisting entirely of Kellogg Group Members, Kellogg Related Persons, Milley Group Members and/or their respective affiliates or associates); or (f) induce, attempt to induce, encourage or solicit, or cooperate with, any other person or entity to do any of the foregoing.

         Under the Kellogg Standstill Agreement, if after the date thereof any Kellogg Related Person or any affiliate or associate thereof acquires any additional shares of Common Stock or Other Voting Securities, that person or entity must promptly thereafter take the actions specified therein in order to make applicable to such shares the Kellogg-to-Milley Proxy, the above-described rights of first refusal and the covenants and agreements described in the immediately preceding paragraph hereof.

         Under the Kellogg Standstill Agreement, Peter R. Kellogg indemnifies the Company, Mr. Milley, the other Milley Group Members and their respective officers, directors, employees, agents, professional advisors and controlling persons, for the period of time specified therein, from and against any and all Losses (as defined therein) incurred or suffered by any of them as a result of or arising out of or in connection with the Rights Agreement Amendment and/or Kellogg Standstill Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Throughout 1998 the Company's Compensation Committee was comprised of Messrs. Milley, Kavarana and O'Donnell. Throughout 1998 Mr. Milley also served as Chairman, President and Chief Executive Officer of the Company and ELXSI and as President and Chief Executive Officer of its Cues division. Throughout 1998, Messrs. Druggish, Milley and Shaw served as directors and/or executive officers of Azimuth. Messrs. Milley, Druggish and Shaw were directors and/or executive officers of Bell National throughout 1998. Messrs. Milley and Shaw were directors and executive officers of Cadmus throughout 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         In April 1998 Mr. Milley filed with the Commission a Statement of Changes in Beneficial Ownership on Form 4 ("Form 4"), as required under rules promulgated under Section 16(a) ("Section 16(a)")of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order to report certain purchases of Common Stock by Cadmus and Azimuth. This filing disclosed, for the first time for purposes of Section 16(a), three private purchases by Cadmus of Common Stock odd-lots covering 68 shares in the aggregate consummated in July and November 1996. The foregoing transactions should have been reported on a Form 4 filed with the Commission by the tenth day of the month following their respective consummation dates.

STOCK PERFORMANCE GRAPH

         Presented below is a stock performance graph which shows a comparison of the performance of the Company's Common Stock over the five-year period from December 31, 1992 through December 31, 1997 versus The Nasdaq Stock Market
("Nasdaq") Index and the Nasdaq Non-Financial Stocks Index. The Nasdaq Non-Financial Stocks Index was chosen as an appropriate industry index because the Company operates in two distinct business segments: restaurants and equipment manufacturing and servicing. Thus, a broad definition of industry such as "Non-Financial" was deemed appropriate by the Company and has been used for this Proxy Statement sentence since 1993. The closing price of the Common Stock on December 31, 1998 was $12.625.


               [GRAPHIC CHART OMITTED - PLOT POINTS LISTED BELOW]

--------------------------------------------------------------------------------------------
                           12/31/93   12/31/94    12/31/95   12/31/96    12/31/97   12/31/98
--------------------------------------------------------------------------------------------
Nasdaq Index                    100         98         138        170         209        293
--------------------------------------------------------------------------------------------
ELXSI Corporation               100         65          75         82         142        155
--------------------------------------------------------------------------------------------
Nasdaq Non-Financial            100         96         134        163         191        280
--------------------------------------------------------------------------------------------

                        PROPOSAL NO. 2 -- APPROVAL OF THE
               ELXSI CORPORATION 1998 INCENTIVE STOCK OPTION PLAN
                           (ITEM 2 ON THE PROXY CARD)

         The Board of Directors adopted the ELXSI Corporation 1999 Incentive Stock Option Plan (the "1999 Option Plan") on March 15, 1999. The purpose and terms of the 1999 Option Plan, which is reprinted in full in Annex A hereto, are described generally below, but that description is qualified in its entirety by reference to such Annex A hereto.

         The 1999 Option Plan, which if approved by the stockholders of the Company at the Annual Meeting of Stockholders will become effective on the date thereof, provides for the grant to selected directors, officers and executive, managerial and administrative employees of the Company or any of its subsidiaries ("Eligible Persons") of either incentive stock options (within the meaning of ss.422 of the Internal Revenue Code (the "Code")) or nonqualified options (intended not to qualify as incentive stock options) to purchase Common Stock of the Company. However, only employees within the meaning of Code ss.3401(c) are entitled to receive incentive stock options under the 1999 Option Plan. The 1999 Option Plan is to be administered by a committee appointed by the Board of Directors consisting of at least two directors of the Company (the "Committee"). In the absence of such appointment, the Compensation Committee of the Board of Directors will serve as the Committee; it is currently intended that the Compensation Committee will serve that function.

         As of the date of this Proxy Statement, there are approximately 28 Eligible Persons, two of whom are non-executive directors, three of whom are executive directors and two of whom are non-director executive officers of the Company or ELXSI. Because the number of shares that may be made subject to options under the 1999 Option Plan ("Options"), as well as the option price per share of Common Stock, depend on contingent and variable factors, it is not possible to estimate or otherwise determine the Options likely to be granted pursuant to the 1999 Option Plan. The market value of the Common Stock at the close of business on March 31, 1998 was $10.25 per share.

         The maximum number of shares of Common Stock that may be made subject to Options is 75,000 shares. Each Eligible Person who is selected by the Committee will be offered an Option to purchase a specified maximum number of shares of Common Stock of the Company at a specified price. The exercise price per share of an incentive stock Option may not be less than the fair market value per share of Common Stock as of the date of grant, and the exercise price per share of a nonqualified Option may not be less that 75% of such fair market value; in either case, however, the per share exercise price may not be less than the per share book value of the Common Stock. An Eligible Person to whom an Option is granted must execute an option agreement evidencing that Option in the form prescribed by the Committee no later than 30 days from the date the Option is granted or, if later, 10 days after the Eligible Person receives an option agreement evidencing the Option. All Options will be nontransferable except by will or the laws of descent and distribution.

         Except in the event of a nonqualified stock Option holder's death or disability (as described below), no Option may be exercised more than 10 years after its date of grant. An Option may contain terms making it exercisable in increments over a specified interval of time or in whole after the lapse of a specified period of time.

         An optionee may exercise an Option on any date that is more than six months after the date of grant to the extent the Option is exercisable on that date (but for not fewer than 25 shares, or the total number of shares exercisable, if less). The option price payable on exercise of an Option may be paid in cash, in shares or other securities of the Company, partly in each, or by a broker-assisted "cashless" exercise involving an immediate sale of a sufficient number of the shares being acquired to pay the Option exercise price.

         An outstanding Option that is wholly or partially unexercisable at a given time shall become immediately exercisable in full upon a change in control of the Company. A change in control is defined generally as (i) the sale of all or substantially all of the Company's assets, (ii) an election of new directors if a majority of the directors immediately thereafter consists of persons who were not nominated by management to stand for election, (iii) the sale in a single transaction of at least 50% of the outstanding Common Stock, consummation of a tender offer for more than 50% of the outstanding Common Stock, or the consummation of a merger or consolidation of the Company, if immediately after any such event a majority of directors consists of persons who were not directors immediately prior to the event. However, in the event of a merger or consolidation in which the Company does not survive, the Committee may negate the accelerated exercisability of Options, but only if the agreement of merger or consolidation requires that each optionee on that date receives the same merger consideration as he or she would have received as a stockholder of the Company had the exercisability of the Option been accelerated and had the optionee, immediately prior to the merger or consolidation, exercised the Option for the full number of shares subject thereto, paid the option price in full, and satisfied all other conditions for the exercise of the Option.

         The 1999 Option Plan provides for adjustment in the maximum number of shares of Common Stock that may be granted thereunder and in the number of shares of Common Stock subject to outstanding Options in the event of any stock dividend, stock split, stock combination, merger, consolidation, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock. The Board of Directors may amend, suspend or terminate the 1999 Option Plan at any time, except that no such change in the 1999 Option Plan can adversely affect any Options outstanding on the date of such change without the optionee's consent. Furthermore, any such change that requires stockholder approval to comply with applicable provisions of the Code, applicable federal or state securities laws or Nasdaq or exchange listing requirements will not be effective if stockholder approval is not obtained as required. Unless sooner terminated, the 1999 Option Plan will terminate on March 15, 2009.

         For federal income tax purposes, the grant to an optionee of a nonqualified stock option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a nonqualified stock option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the nonqualified stock option. Upon the subsequent sale of the Common Stock received upon exercise of the nonqualified Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

         For federal income tax purposes, neither the grant nor the exercise of an incentive stock Option will constitute a taxable event to the optionee or to the Company, assuming the Option qualifies as an incentive stock Option under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the incentive stock Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

         The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

         The 1999 Option Plan is being submitted to the stockholders of the Company for approval in order to comply with certain Nasdaq rules applicable to the Company and in order to satisfy one of the Code's conditions to qualifying certain Options granted thereunder as incentive stock options. In the event that the 1999 Option Plan is not approved by stockholders, it will not be effective; however, the Board of Directors may consider readoption of the 1999 Option Plan or another similar plan.

         The Board of Directors recommends that stockholders vote FOR the approval of the 1999 Option Plan.


                 PROPOSAL NO. 3 -- APPROVAL OF CHARTER AMENDMENT
               TO EFFECT A 1-FOR-100 REVERSE STOCK SPLIT FOLLOWED
                 IMMEDIATELY BY A 100-FOR-1 FORWARD STOCK SPLIT
                           (ITEM 3 ON THE PROXY CARD)

GENERAL

         The Board of Directors has authorized, and recommends for stockholder approval, a reverse 1-for-100 stock split of the outstanding shares of the Company's Common Stock (the "Reverse Split") followed immediately by a forward 100-for-1 stock split of the outstanding shares Company's Common Stock (the "Forward Split"). As permitted under Delaware corporate law, stockholders whose shares are converted in the Reverse Split into less than one (1) share will be eligible to receive, in lieu of such fractional share interests, cash payments equal to their fair value, as more particularly described hereinbelow. The Reverse Split and the Forward Split (collectively, the "Stock Splits") are to be effected by means of an amendment to the Restated Certificate of Incorporation of the Company, as previously amended (the "Charter"), the form of which is reprinted at Annex B hereto. Consequently, the Stock Splits require the approval of a majority of the outstanding shares of Common Stock in order to become effective. If so approved, the Stock Splits will become effective approximately one month after the meeting date, on June 28, 1999. Set forth below is a discussion of certain material features of the Stock Splits and related matters. Similar information, in "Question and Answer" format, may be found at Annex C hereto. In this section of the Proxy Statement, the term "stockholder" refers to: (i) record holders of the Common Stock as reflected in the stock record books of the Company; and (ii) beneficial holders of Common Stock whose shares are held in "street name" through a bank, broker or other nominee.

         STOCKHOLDERS ARE REMINDED THAT ALL SHARE NUMBERS MENTIONED IN THIS SECTION ARE AFTER GIVING EFFECT TO THE COMPANY'S 1-FOR-25 REVERSE STOCK SPLIT EFFECTED IN MAY 1992 (THE "1992 REVERSE STOCK SPLIT"). A LARGE NUMBER OF RECORD HOLDERS OF COMMON STOCK HAVE YET TO EXCHANGE THEIR PRE-1992 REVERSE STOCK SPLIT COMMON STOCK CERTIFICATES (BEARING CUSIP NO. 268613-10-6) FOR POST-1992 REVERSE STOCK SPLIT CERTIFICATES (BEARING CUSIP NO. 268613-20-5). ANY STOCKHOLDER WISHING TO DETERMINE THE NUMBER OF CURRENTLY OUTSTANDING SHARES OF COMMON STOCK REPRESENTED BY A PRE-REVERSE STOCK SPLIT COMMON STOCK CERTIFICATE SHOULD DIVIDE THE NUMBER OF SHARES APPEARING THEREON BY 25 AND THEN ROUND UP THE RESULTING QUOTIENT TO THE NEAREST WHOLE SHARE NUMBER.

EFFECT ON STOCKHOLDERS

         If approved at the meeting, the Stock Splits will affect the Company's stockholders as follows after completion:

--------------------------------------------------------------------------------
STOCKHOLDER AS OF JUNE 28, 1999  NET EFFECT AFTER COMPLETION OF STOCK SPLITS
--------------------------------------------------------------------------------
Stockholders   holding  100  or  None
more shares of Common  Stock in
a given  record  or  beneficial
ownership account
--------------------------------------------------------------------------------
Stockholders holding fewer than Shares will be cashed out at a price based on 100 shares of Common Stock in a the trading value of the shares at that time
given   record  or   beneficial  (see  "Determination of Trading Value" below).
ownership account                These  stockholders  will  not have to pay any
                                 service charges to the Company or its transfer
                                 or  exchange  agent or any  brokerage  fees or
                                 commissions.  Holders of these shares will not
                                 have any  continuing  equity  interest  in the
                                 Company.
--------------------------------------------------------------------------------

REASONS FOR THE STOCK SPLITS

         The Stock Splits are being proposed for the following reasons, among others (as described in more detail under "Background and Purpose of the Transaction" below):

--------------------------------------------------------------------------------
           ISSUE                              PROPOSED SOLUTION
--------------------------------------------------------------------------------
As a result of the Company's The Stock Splits will reduce the number of various equity capital raising record and beneficial holders with small, efforts prior to current "odd-lot" accounts and thereby result in management's taking control in significant cost savings for the Company.
1989 and the 1992 Reverse Stock
Split,  there are large  number
of holders of small, "odd-lots"
of the Company's  Common Stock.
The Company believes that there
are     approximately     7,100
stockholder   accounts  holding
fewer than 100 shares of Common
Stock.  Continuing  to maintain
accounts for these stockholders
has cost and will  continue  to
cost the Company  approximately
$25,000 per year.
--------------------------------------------------------------------------------
In many cases, it is both more The Stock Splits will "cash out" record and expensive (per share) and beneficial with small, "odd-lot" accounts difficult for stockholders with without stockholders transaction costs such as fewer than 100 shares to sell brokerage fees and commissions. However, if their shares in the open market  these  stockholders  do not want  their  Common as compared to stockholders Stock holdings to be "cashed out," they may: holding 100 shares or more. (1) purchase additional shares in the open
                                 market  to   increase   their   record   and/or
                                 beneficial  account(s)  to at least 100 shares,
                                 or  (2)  if  applicable,   consolidate/transfer
                                 their record and/or  beneficial  accounts prior
                                 to June 28,  1999 so that at least  100  shares
                                 are held in such account(s).
--------------------------------------------------------------------------------

STRUCTURE OF THE STOCK SPLITS

         The Stock Splits comprise a reverse stock split (the Reverse Split) and a forward stock split (the Forward Split) of the outstanding shares of Common Stock. If the Stock Splits are approved and become effective, the Reverse Split will occur at 6:00 p.m. (New York City time) on June 28, 1999. All stockholders at that time will receive one (1) share of Common Stock for every 100 shares of Common Stock held in their record or beneficial accounts at that time, determined on an account-by-account basis. However, any stockholder who holds fewer than 100 shares of Common Stock in a record or beneficial account at that time (such shares, "Cashed-Out Shares;" and a holder of Cashed-Out Shares, as such, a "Cashed-Out Stockholder") will have his or her Cashed-Out Shares converted into the right to receive a cash payment instead of fractional shares. This cash payment will be based on the trading value of the Cashed-Out Shares at that time. See "Determination of Trading Value" below for a description of how the trading value will be determined. Immediately following the Reverse Split, at 6:01 p.m. (New York City time) on June 28, 1999, all non-Cashed-Out Stockholders will receive 100 shares of Common Stock for each whole share of stock that they were entitled to receive as a result of Reverse Split. IF A STOCKHOLDER ACCOUNT HOLDS 100 OR MORE SHARES IMMEDIATELY PRIOR TO THE EFFECTIVE TIME ON JUNE 28, 1999 OF THE REVERSE SPLIT: (I) ANY FRACTIONAL SHARES HELD IN THAT ACCOUNT WILL NOT BE CASHED OUT IN THE REVERSE SPLIT, AND (II) THE TOTAL NUMBER OF SHARES HELD IN THAT ACCOUNT WILL NOT CHANGE AS A RESULT OF THE STOCK SPLITS.

         In general, the Stock Splits can be illustrated by the following examples:

--------------------------------------------------------------------------------
    HYPOTHETICAL SCENARIO                           RESULT
--------------------------------------------------------------------------------
Mr. A is a stockholder who Instead of receiving a fractional share (99/100 holds 99 shares of Common Stock of a share) of Common Stock as a result of the in either a record or Reverse Split, Mr. A's 99 shares will be beneficial account as of 6:00 converted into the right to receive cash. Using p.m. (New York City time) on the hypothetical trading value of $10.00 per June 28, 1999. Assume that the share, Mr. A will receive $990 ($10.00 X 99 trading value of one (1) share shares). NOTE: If Mr. A wants to continue his of the Company's Common Stock investment in the Company, he can buy at least at that time (see one (1) more share of Common Stock and hold it "Determination of Trading in his relevant account. But Mr. A would have
Value" below ) is $10.00.        to act far enough in  advance of June 28,  1999
                                 so that the  purchase  is complete by the close
                                 of business on that date.
--------------------------------------------------------------------------------
Ms. B has two (2) record or ALL of Mrs. B's shares in BOTH accounts will be beneficial accounts. As of June converted into the right to receive cash
28,  1999,  she holds 50 shares  instead of  receiving  fractional  shares  (1/2 of the Company's Common Stock share and 7/10 share). Using the hypothetical in one account and 70 shares in trading value of $10.00 per share, Mrs. B would the other. Assume that the receive two checks totaling $1,200 (50 X $10.00 trading value of one (1) share = $500 PLUS 70 X $10.00 = $700; $500 + $700 =
of the Company's Common Stock $1,200). NOTE: If Mrs. B wants to continue her at that time (see investment in the Company, she can consolidate "Determination of Trading her two record or beneficial accounts prior to
Value" below) is $10.00.         June 28, 1999. In that case,  her holdings will
                                 not be  cashed  out  because  she will  hold at
                                 least 100  shares in one  record or  beneficial
                                 account.  But she would  have to act far enough
                                 in  advance  so  that  the   consolidation   is
                                 complete  by the close of  business on June 28,
                                 1999.
--------------------------------------------------------------------------------
Mr. C holds 102 shares of the After the Stock Splits, Mr. C will continue to Company's Common Stock in his hold all 102 shares of the Company's Common record or beneficial account as Stock.
of June 28, 1999.
--------------------------------------------------------------------------------
NOTE: The numbers in the above table are after giving effect to the 1992 Reverse
      Stock Split. See "General" above.
--------------------------------------------------------------------------------

BACKGROUND AND PURPOSE OF THE STOCK SPLITS

         The Company has an unusually large base of stockholders who hold less than 100 shares, principally as a result of the Company's various equity capital raising efforts prior to current management's taking control in 1989, and the 1992 Reverse Stock Split. In the equity capital raising transactions, the shares of the Company's Common Stock were distributed to a relatively wide stockholder base. At present, the Company believes that its Common Stock is held in more than 4,700 odd-lot record accounts and not less than 2,385 odd-lot beneficial accounts. These represent over 92.5% of the record accounts and over 71% of the beneficial accounts known to the Company, but these accounts together hold only approximately 170,000, or less than 4%, of the total number of shares of Common Stock outstanding.

         The Stock Splits will provide stockholders with fewer than 100 shares with a cost-effective way to cash out their investments, because the Company will pay all transaction costs in connection therewith. In most other cases, odd-lot stockholders would likely incur brokerage fees disproportionately high relative to the market value of their shares if they wanted to sell their stock. In addition, some small stockholders might even have difficulty finding a broker willing to handle such small transactions. The Stock Splits, however, would eliminate these problems for most small stockholders.

         Moreover, the Company will benefit from substantial cost savings as a result of the Stock Splits. The costs of administering each stockholder account is the same regardless of the number of shares held in those accounts. Therefore, the Company's costs to maintain thousands of small accounts are disproportionately high when compared to the total number of shares involved. In 1999 the Company expects to spend approximately $40,000 for transfer agent fees and the printing and postage costs to mail proxy materials and the annual report. The Company expects that these costs will only increase over time. In light of these disproportionate costs, the Board of Directors believes that it is in the best interests of the Company and its stockholders as a whole to eliminate the administrative burden and costs associated with approximately 7,100 stockholder accounts with fewer than 100 shares of the Common Stock. In the past, the Company has taken other steps to help eliminate its relatively large number of odd-lot stockholder accounts, but with only limited success. See "Certain Transactions - Odd-Lot Offers" above. Unlike the Odd-Lot Offers described in that section of this Proxy Statement, the success of the Stock Splits in eliminating these accounts will not depend on stockholders' taking affirmative steps to forward stock certificates or other materials to the Company. The Company expects that if the Stock Splits are approved and completed, its total direct cost of administering stockholder accounts will be reduced by approximately $25,000 per year. If the Stock Splits are not approved or completed, the Company may in the future pursue alternative methods of reducing its stockholder base. However, there can be no assurance that the Company will decide to pursue any such methods or engage in any related activities.

EFFECT OF THE STOCK SPLITS ON STOCKHOLDERS

    STOCKHOLDERS WITH RECORD OR BENEFICIAL ACCOUNTS OF FEWER THAN 100 SHARES

         If the Stock Splits are approved and completed, Cashed-Out Stockholders (I.E., those holding fewer than 100 shares of Common Stock in a record or beneficial account immediately prior thereto):

  o Will not receive fractional shares of Common Stock as a result of the Stock Splits;
  o Will instead have fractional shares of Common Stock (Cashed-Out Shares) converted in the Reverse Split into the right to receive cash equal to their trading value (see "Determination of Trading Value" below), without any interest;
  o After the Reverse Split, will have no further interest in the Company with respect to their Cashed-Out Shares. Cashed-Out Shares will no longer be outstanding and, consequently, will not entitle holders thereof to any right to vote as a stockholder of the Company or to share in the Company's assets, earnings or profits. In other words, Cashed-Out Stockholders will no longer hold their Cashed-Out Shares; rather, they will have only the right to receive cash therefor;
  o Will not have to pay any service charges or brokerage fees or commissions in connection with the Stock Splits;
  o cash for their Cashed-Out Shares in accordance with the procedures described below;
  o Will be subject to applicable federal and state income taxes and state abandoned property laws with respect to the cash payable for their Cashed-Out Shares; and
  o Will not receive any interest on cash payments owed to them as a result of the Stock Splits.

         Stockholders will receive a Letter of Transmittal from the Company as soon as practicable after June 28, 1999, containing instructions on how to surrender their certificate(s) for Cashed-Out Shares to the Company's exchange agent for the Stock Splits, Continental Stock Transfer & Trust Company, in exchange for their cash payment. CASHED-OUT STOCKHOLDERS WILL NOT RECEIVE THEIR CASH PAYMENTS UNTIL THEY SURRENDER THEIR CERTIFICATE(S) REPRESENTING CASHED-OUT SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TOGETHER WITH A COMPLETED AND EXECUTED COPY OF THE LETTER OF TRANSMITTAL. Please do not send your certificates until you receive your Letter of Transmittal. If Cashed-Out Shares are held beneficially through a bank, broker or other nominee, Cashed-Out Stockholders should follow the instructions provided by such nominee to effect the exchange thereof for cash. For further information, see "New Stock Certificates" below.

--------------------------------------------------------------------------------
NOTE:  If you want to  continue to hold  Common  Stock in the Company  after the
Stock Splits, you may do so by taking either of the following actions, far enough in advance so that it is complete by June 28, 1999:
(1) Purchase a sufficient number of shares of Common Stock on the open market and have them consolidated with your record or beneficial account(s) so that you hold at least 100 shares in your record or beneficial account(s) immediately prior to the Reverse Split; or
(2) If applicable, consolidate your record and/or beneficial account(s) so that you hold at least 100 shares of Common Stock such record or beneficial account(s) immediately prior to the Reverse Split.
--------------------------------------------------------------------------------

STOCKHOLDERS WITH 100 OR MORE SHARES

         If the Stock Splits are approved and completed, each share owned by a stockholder with 100 or more shares of Common Stock in his or her record or beneficial account as of 6:00 p.m. (New York City time) on June 28, 1999 will first be converted into one hundredth (1/100th) of the number of shares such stockholder held immediately prior to the Reverse Split. One minute after the Reverse Split, at 6:01 p.m. (New York City time) on the same date, those shares will again be converted, pursuant to the Forward Split, into 100 times the number of shares held as a result of the Reverse Split. In other words, these stockholders will after the Stock Splits hold the same number of shares that they did before the Stock Splits. For example, a record holder of 253 shares of Common Stock immediately prior to the Reverse Split would have his or her shares converted into 2.53 shares in the Reverse Split and back to 253 shares in the Forward Split. Accordingly, the Stock Splits will not affect the number of shares held by stockholders with 100 or more shares of Common Stock in their record or beneficial account(s) immediately prior to the Reverse Split. These stockholders will receive a request to surrender their stock certificate(s) with a properly executed Letter of Transmittal to the Company's transfer agent, Continental Stock Transfer & Trust Company, in order to receive a new certificate bearing the Common Stock's new CUSIP number after the Stock Splits. For further information, see "New Stock Certificates" below.

DETERMINATION OF TRADING VALUE

         Under Delaware corporate law, the Company may, in lieu of issuing fractional shares resulting from the Reverse Split, pay the fair value of such fractional shares as of the time that the Reverse Split is effected. If stockholders approve the Stock Splits and they are completed, the Company will pay cash for Cashed-Out Shares based on the trading value of the shares of Common Stock that are cashed-out. The trading value of each outstanding share of Common Stock at that time will be the average of the closing sales prices per share of Common Stock, as reported by The Nasdaq Stock Market, on each of the 20 consecutive Nasdaq trading days ending with the Nasdaq trading date immediately prior to the June 28, 1999, without any interest.

EFFECT OF THE TRANSACTION ON THE COMPANY

         The Stock Splits will not affect the public registration of the Common Stock with the Commission under the Exchange Act. Similarly, the Company does not expect that the Stock Splits will affect the Company's listing of the Common Stock on The Nasdaq Stock Market's National Market system. The Company's Charter currently authorizes the issuance of 60,000,000 shares of Common Stock. The number of authorized shares of Common Stock will not change as a result of the Stock Splits. On March 31, 1999, there were 4,453,463 shares of Common Stock outstanding. As a result of the cashing-out of fractional shares held by Cashed-Out Stockholders, the total number of outstanding shares of Common Stock will be reduced by the number of Cashed-Out Shares. The Company believes that if the Stock Splits took place on the date hereof, the number of outstanding shares of Common Stock would be reduced to approximately 4,280,000 shares, or by approximately 170,000 shares. In addition, the number of accounts holding Common Stock would be reduced from approximately 9,000 to approximately 1,900. The actual number of Cashed-Out Shares and the actual amount of cash to be paid by the Company cannot be known at this time. However, if the Stock Splits had been completed as of April 20, 1999, when the average daily closing price per share of the Company's Common Stock on Nasdaq for the 20 trading days immediately preceding was $10.27, then the cash payable to Cashed-Out Stockholders would have been approximately $1,746,000. The actual amount will depend on the number of Cashed-Out Shares on June 28, 1999, which could differ from the current number of such shares. The Company also cannot know now what the average daily closing price per share of the Common Stock on Nasdaq for the 20 trading days prior to and including June 28, 1999 will be.
         The par  value of the  Common  Stock  will be  unaffected  by the Stock
Splits.

NEW STOCK CERTIFICATES

         The Company will obtain a new CUSIP number to identify certificates representing post-Stock Splits shares of Common Stock. Any stockholder with 100 or more shares immediately prior to the Stock Splits will receive a Letter of Transmittal with instructions on how to receive a new certificate bearing the new CUSIP number. STOCKHOLDERS SHOULD NOT SEND THEIR CERTIFICATES UNTIL THEY RECEIVE THEIR LETTER OF TRANSMITTAL. After June 28, 1999, an old certificate presented to the transfer agent in settlement of a trade or for a restrictive legend removal will be exchanged for a new certificate bearing the new CUSIP number.

         As described above, Cashed-Out Stockholders will receive a Letter of Transmittal after the Stock Splits are completed. These stockholders must complete and sign their Letter of Transmittal and return it with their stock certificate(s) representing Cashed-Out Shares to the Company's exchange agent before they can receive the cash payment for those Cashed-Out Shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief a summary of certain federal income tax consequences to the Company and stockholders resulting from the Stock Splits. This summary is based on existing U.S. federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to stockholders in light of their individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, and stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign or other tax considerations. This summary assumes that stockholders are U.S. citizens and have held, and will hold, their shares of Common Stock as capital assets for investment purposes under the Code. Stockholders should consult with their own tax advisors as to the particular federal, state, local, foreign and other tax consequences, in light their specific circumstances.

         The Company believes that the Stock Splits will be treated as a tax-free "recapitalization" for federal income tax purposes. This will result in no material federal income tax consequences to the Company. The Stock Splits also should not materially affect the Company's ability to utilize its net operating loss carryforwards (NOLs).

FEDERAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS WHO ARE NOT CASHED-OUT BY THE STOCK SPLITS

         Stockholders who (1) continue to hold Common Stock immediately after the Stock Splits, and (2) receive no cash as a result of the Stock Splits will not recognize any gain or loss as a result of the Stock Splits and will have the same adjusted tax basis and holding period in their Common Stock as they had immediately prior to the Stock Splits.

FEDERAL INCOME TAX CONSEQUENCES TO CASHED-OUT STOCKHOLDERS

         The tax consequences to Cashed-Out Stockholders will depend on whether, in addition to being entitled to receive cash, they or any person or entity related to them continues to hold any Common Stock immediately after the Stock Splits, as more particularly described below.

         Cashed-Out Stockholders who (1) do not continue to hold any Common Stock immediately after the Stock Splits, and (2) are not related to any person or entity who holds any Common Stock immediately after the Stock Splits will recognize capital gain or loss. The amount of capital gain or loss that they recognize will equal the difference between the cash they are entitled to receive for their Cashed-Out Shares and their aggregate adjusted tax basis in such Cashed-Out Shares.

         Cashed-Out Stockholders who either (1) continue to hold Common Stock immediately after the Stock Splits, or (2) are related to a person or entity who continues to hold Common Stock immediately after the Stock Splits will recognize gain in the same manner as set forth in the previous paragraph, provided that the Cashed-Out Stockholder's right to receive cash either (i) is "not essentially equivalent to a dividend," or (ii) is a "substantially disproportionate redemption of stock," as described below.

  o "NOT ESSENTIALLY EQUIVALENT TO A DIVIDEND." Cashed-Out Stockholders will satisfy the "not essentially equivalent to a dividend" test if the reduction in their proportionate interest in the Company resulting from the Stock Splits is considered a "meaningful reduction" given their particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the relevant corporation will meet this test.

  o      "SUBSTANTIALLY  DISPROPORTIONATE  REDEMPTION  OF  STOCK."  The right to receive cash in the Stock Splits will be a "substantially disproportionate redemption of stock" for a Cashed-Out Stockholder if the percentage of the outstanding shares of Common Stock owned by such stockholder immediately after the Stock Splits is less than 80% of the percentage of shares of Common Stock owned by such stockholder immediately prior to the Stock Splits.

         In applying these tests, Cashed-Out Stockholders will be treated as owning shares actually or constructively owned by certain persons and entities related to them and may possibly take into account sales of shares of Common Stock of the Company that occur substantially contemporaneously with the Stock Splits. If the taxable amount is not treated as capital gain under either of the tests, it will be treated first as ordinary dividend income to the extent of the Cashed-Out Stockholder's ratable share of the Company's undistributed earnings and profits, and then as a tax-free return of capital to the extent of his or her aggregate adjusted tax basis in his or her shares; any remaining gain will be treated as capital gain. See "Maximum Tax Rates Applicable to Capital Gain" below.

MAXIMUM TAX RATES APPLICABLE TO CAPITAL GAIN

         Under current law, the net capital gain (defined generally as total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations.

         As described above, the amounts paid to a Cashed-Out Stockholder as a result of the Stock Splits may result in dividend income, capital gain income, capital loss or some combination of dividend and capital gain income, depending on individual circumstances. STOCKHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE STOCK SPLITS, IN LIGHT OF THEIR SPECIFIC CIRCUMSTANCES.

APPRAISAL RIGHTS

         Dissenting stockholders do not have appraisal rights under Delaware corporate law or under the Company's Charter or Bylaws in connection with the Stock Splits.

RESERVATION OF RIGHTS

         The Board of Directors has reserved the right to abandon the Stock Splits, without further action by the stockholders, at any time before the effectiveness of the Stock Splits Charter amendment, even if it is authorized by the stockholders at the meeting.

         The Board of Directors recommends that stockholders vote FOR the approval of the Charter amendment to effect the Stock Splits.


                PROPOSAL NO. 4 -- RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS
                             (ITEM 4 ON PROXY CARD)

         The Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP as its independent accountants for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP served in such capacity for the Company's preceding fiscal year. The Company has been advised by
PricewaterhouseCoopers LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company in any capacity. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will be given an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

         The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

                    OTHER MATTERS; PROPOSALS OF STOCKHOLDERS

         The Company's Bylaws require that any business or proposals to be considered or voted upon at any meeting of stockholders, if not offered by the Board of Directors, on behalf of the Board of Directors by an authorized committee thereof or by the Chairman of the meeting, be offered by a stockholder of the Company entitled to vote thereon at such meeting, but only if written notice thereof, containing specified information, is delivered to the Secretary of the Company so as to be received not less than 30 nor more than 60 days prior to the meeting; PROVIDED, HOWEVER, that: (a) if less than 35 days notice of the meeting is given to stockholders, such notice must be so delivered not later than the seventh day following the date on which such notice of the meeting was mailed; and (b) such notice is not be required with respect to any stockholder proposal that is included in the Company's proxy materials in accordance with Rule 14a-8 under the Exchange Act ("Rule 14a-8"). There is no stockholder proposal included in these proxy materials and the Secretary of the Company has not received notice in accordance with the foregoing of any other business or proposal (not disclosed in this Proxy Statement) to be considered or voted upon at the meeting. If any business, proposal or other matter not described in these proxy materials should be brought before the meeting for a vote, it is the intention of the persons named in the enclosed form of Proxy to vote in accordance with their discretion.

         Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders and included in the Company's proxy materials therefor in accordance with Rule 14a-8 must be received at the Company's executive offices on or before December 24, 1999. Other stockholder business and proposals intended to be presented at such meeting must be received by the Secretary of the Company within the time-frames described in the immediately preceding paragraph.

                                        ELXSI CORPORATION


                                        By: Alexander M. Milley
                                        Chairman of the Board,
                                        President & Chief Executive Officer

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY OR VOTE VIA THE INTERNET OR BY TELEPHONE.


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER OF RECORD AS OF MARCH 31, 1999 BY WRITING TO: ELXSI CORPORATION, 3600 RIO VISTA AVENUE, SUITE A, ORLANDO, FLORIDA 32805, ATTENTION: THOMAS R. DRUGGISH.


         THE COMPANY'S STOCK TRANSFER AGENT IS CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NEW YORK 10004; TELEPHONE: (212) 509-4000.

                                                                         ANNEX A

                                ELXSI CORPORATION
                        1999 INCENTIVE STOCK OPTION PLAN


         1. PURPOSE. The purpose of this Plan is to advance the interests of ELXSI Corporation by providing an opportunity to selected directors, officers and key employees of the Company and its Subsidiaries to purchase shares of Common Stock through the exercise of options granted pursuant to this Plan, which may be either Incentive Options or Nonqualified Options. By encouraging such stock ownership, the Company seeks to establish as close an identity as feasible between the interests of the Company and its Subsidiaries and those of such directors, officers and key employees and also seeks to attract, retain, motivate and reward persons of superior ability, training and experience.

         2.   DEFINITIONS.

              (1)      BOARD means the Board of Directors of the Company.

              (2)      CODE  means  the  Internal   Revenue  Code  of  1986  and
                       regulations thereunder, as amended from time to time.

              (3) COMMITTEE means the committee appointed by the Board responsible for administering the Plan or, in the absence of the such an appointment, the Compensation Committee of the Board.

              (4) COMMON STOCK means the common stock of the Company, par value $.001 per share.

              (5)      COMPANY means ELXSI Corporation, a Delaware corporation.

              (6) DIRECTOR means each individual who is serving as a member of the Board as of the time of reference.

              (7) ELIGIBLE PERSON means an individual who is serving in any one or more of the following capacities: Director, director of a Subsidiary, officer of the Company, officer of any Subsidiary, or Key Employee.

              (8)      EMPLOYEE   means  an  employee  of  the  Company  or  any
                       Subsidiary within the meaning of Code Section 3401(c).

              (9) INCENTIVE OPTION means a stock option granted to an Employee and intended to qualify as an "incentive stock option" within the meaning of Code Section 422 and designated as such.

              (10)     KEY   EMPLOYEE   means  an   executive,   managerial   or
                       administrative Employee.

              (11) NONQUALIFIED OPTION means a stock option not intended to be an Incentive Option and designated as nonqualified, the federal income tax treatment of which is determined generally under Code Section 83.

              (12) OPTION means either an Incentive Option or a Nonqualified Option granted pursuant to this Plan.

              (13) PLAN means this ELXSI Corporation 1999 Incentive Stock Option Plan as set forth herein, and as amended from time to time.

              (14) SECURITIES ACT means the Securities Act of 1933, as amended, and rules and regulations promulgated pursuant thereto, as amended from time to time.

              (15) SUBSIDIARY means a "subsidiary" of the Company within the meaning of Code Section 424(f), which generally is defined as any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. EFFECTIVE DATE. This Plan was approved and adopted by the Board on March 15, 1999. The effective date of this Plan shall be May 27, 1999, the date of the annual meeting of stockholders of the Company, so long as this Plan is approved by the stockholders of the Company on said date.

         4. STOCK SUBJECT TO PLAN. The maximum aggregate number of shares of Common Stock that may be made subject to Options granted hereunder is 75,000 shares, which number shall be adjusted in accordance with Section 9 in the event of any change in the Company's capital structure. Shares of Common Stock issued pursuant to this Plan may consist, in whole or in part, of either authorized and unissued shares or issued shares held in the Company's treasury. Any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares may again be the subject of an Option under this Plan.

         5. ADMINISTRATION. The Plan shall be administered by a Committee appointed by the Board consisting of not fewer than two individuals who are Directors. The Board shall have the discretion to remove and appoint members of the Committee from time to time. The Committee shall have full power and discretion, subject to the express provisions of this Plan, (i) to determine the Eligible Persons to whom Options are to be granted, the time or times at which Options are to be granted, the number of shares of Common Stock to be made subject to each Option, whether each Option is to be an Incentive Option or a Nonqualified Option, the exercise price per share under each Option, and the maximum term of each Option; (ii) to interpret and construe the Plan and to prescribe, amend and rescind rules and regulations for its administration; (iii) to determine the terms and provisions of each option agreement evidencing an Option; and (iv) to make all other determinations the Committee deems necessary or advisable for administering this Plan. All decisions of the Committee shall be made by a majority of its members, which shall constitute a quorum, and shall be reflected in minutes of its meetings.

         6. ELIGIBILITY. Options may be granted to such Eligible Persons as the Committee selects.

         7. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to this Plan shall be evidenced by stock option agreements in such form and containing such terms and conditions as the Committee shall determine. If an Eligible Person to whom an Option is granted does not execute an option agreement evidencing that Option in the form prescribed by the Committee within the later of (i) thirty days from the date of grant of the Option or (ii) ten days after the Eligible Person's receipt of an option agreement from the Company, the Option shall be void and of no further force or effect. Each option agreement evidencing an Option shall contain among its terms and conditions the following:

                  (1) PRICE. Subject to the conditions on Incentive Options contained in Section 8(2), if applicable, the purchase price per share of Common Stock payable upon the exercise of each Option granted hereunder shall be as determined by the Committee in its discretion but shall not be less than the fair market value (or, in the case of Nonqualified Options, 75% of the fair market value) of the Common Stock on the day the Option is granted or, if greater, the book value of the Common Stock on that date. The fair market value of Common Stock shall be as determined by the Committee in its discretion in accordance with any applicable laws or rules.

                  (2) NUMBER OF SHARES AND KIND OF OPTION. Each option agreement shall specify the number of shares to which it pertains and shall specify whether the Option is a Nonqualified Option or an Incentive Option.

                  (3)      TERMS  OF  EXERCISE.  Subject  to the  conditions  on
                           Incentive Options contained in Section 8(2), if applicable, and to Section 10, each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that (i) no Option shall be exercised as to fewer than 25 shares of Common Stock or, if less, the total number of shares of Common Stock remaining unexercised under the Option, and (ii) no Option shall be exercisable with respect to any shares earlier than six months from the date the Option is granted or later than ten years after the date the Option is granted, except to the extent permitted in the event of the death of the holder of a Nonqualified Option under Section 7(7).

                  (4) NOTICE OF EXERCISE AND PAYMENT. An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company that the Committee designates to receive such notices, specifying the number of shares of Common Stock for which the Option is being exercised. If the shares of Common Stock acquired upon exercise of an Option are not at the time of exercise effectively registered under the Securities Act, the optionee shall provide to the Company or Committee, as a condition to the optionee's exercise of the Option, a letter, in form and substance satisfactory to the Company, to the effect that the shares are being purchased for the optionee's own account for investment and not with a view to distribution or resale, and to such other effects as the Company deems necessary or appropriate to comply with federal and applicable state securities laws. Payment shall be made in full at the time the Option is exercised. Payment shall be made by:

                              (i)    cash;

                              (ii)   delivery and  assignment  to the Company of
                                     shares  of  Common   Stock   owned  by  the
                                     optionee;

                              (iii) delivery and assignment to the Company of other securities of the Company owned by the optionee;

                              (iv) delivery of a written exercise notice, including irrevocable instructions to the Company to deliver the stock certificates issuable upon exercise of the Option directly to a broker named in the notice that has agreed to participate in a "cashless" exercise on behalf of the optionee.

                              (v)    a combination of (i), (ii) and (iii).

                           Upon the optionee's satisfaction of all conditions required for the exercise of the Option and payment in full of the purchase price for the shares being acquired as aforesaid, the Company shall, within a reasonable period of time following such exercise, deliver a certificate representing the shares of Common Stock so acquired; provided, that the Company may postpone issuance and delivery of shares upon any exercise of an Option to the extent necessary or advisable to comply with the applicable requirements of The Nasdaq Stock Market ("Nasdaq") or any exchange on which the Common Stock is listed, or any federal or state securities laws.

                  (5)      WITHHOLDING   TAXES.  The  Company's   obligation  to
                           deliver shares of Common Stock upon exercise of an Option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations, if any.

                  (6) NONTRANSFERABILITY OF OPTION. No Option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee (or the optionee's guardian or legal representative).

                  (7) LEGENDS. Any restriction on transfer of shares of Common Stock provided in this Plan or in the option agreement evidencing any Option shall be noted or referred to conspicuously on each certificate evidencing such shares.

         8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options (but not Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

                  (1) LIMITATION ON NUMBER OF SHARES. The aggregate fair market value, determined as of the date an Incentive Option is granted, of the shares with respect to which Incentive Options are exercisable for the first time by an Employee during any calendar year shall not exceed $100,000. If an Incentive Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an Employee exceeds the aforementioned $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Code Section 422(d)(1). In the event that an Employee is eligible to participate in any other stock option plan of the Company or a Subsidiary which is also intended to comply with the provisions of Code
                           Section 422, the $100,000 limitation shall apply to the aggregate number of shares for which Incentive Options may be granted under all such plans.

                  (2) 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, then the following special provisions shall be applicable to the Incentive Option granted to such individual:

                              (i) The Option price per share subject to such Incentive Option shall not be less than 110% of the fair market value of one share on the date of grant; and

                              (ii) The Incentive Option shall not have a term in excess of five (5) years from its date of grant.

         9. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate and equitable adjustment shall be made in the maximum number of shares of Common Stock subject to this Plan under Section 4 and, subject to Section 10, in the number, kind and option price of shares of Common Stock subject to then outstanding Options to give effect to any changes in the outstanding Common Stock by reason of any stock dividend, stock split, stock combination, merger, consolidation, reorganization, recapitalization or any other change in the capital structure of the Company affecting the Common Stock after the effective date of this Plan.

         10. CHANGE IN CONTROL, MERGER, ETC.

                  (1) CHANGE IN CONTROL. Upon the occurrence of any of the events listed below, all outstanding Incentive Options and Nonqualified Options held by all optionees pursuant to this Plan which are not otherwise exercisable in whole or in part shall become immediately exercisable in full, unless and to the extent otherwise determined by the Committee. The events are as follows:

                              (i)    The   sale  by  the   Company   of  all  or
                                     substantially all of its assets;

                              (ii) Any of the following events if, immediately following such event, a majority of the Directors consists of persons who were not Directors immediately prior to the date of such event:

                                        (a)   the  sale  of 50% or  more  of the
                                              outstanding shares of Common Stock
                                              of  the   Company   in  a   single
                                              transaction;

                                        (b)   the consummation of a tender offer
                                              (by  a  party   other   than   the
                                              Company)  for more than 50% of the
                                              outstanding shares of Common Stock
                                              of the Company; or

                                        (c)   subject  to Section  10(2)  below,
                                              the  consummation  of a merger  or
                                              consolidation     involving    the
                                              Company; or

                              (iii) An election of new Directors if immediately following such election a majority of the Directors consists of persons who were not nominated by management to stand for election as Directors in such election.

                  (2) WHERE COMPANY DOES NOT SURVIVE. In the event of a merger or consolidation to which the Company is a party but is not the surviving company, the Committee in its discretion may vote to negate and give no effect to the acceleration of Options pursuant to
                           Section 10(1)(ii)(c), but only if and to the extent that an executed agreement of merger or consolidation provides that the optionee holding such an Option shall receive the same merger consideration as the optionee would have received as a stockholder of the Company had the exercisability of the Option been accelerated in accordance with Section 10(1)(ii)(c) and had the optionee, immediately prior to the merger or consolidation, exercised the Option for the full number of shares subject thereto, paid the exercise price in full, and satisfied all other conditions for the exercise of the Option.

                  (3) LIQUIDATION OR DISSOLUTION. The provisions of Section 9 and Subsections 10(1) and (2) shall not cause any Option to terminate other than in accordance with other applicable provisions of this Plan. However, in the event of the liquidation or dissolution of the Company, each outstanding Option shall terminate, except to the extent otherwise specifically provided in the option agreement evidencing the Option.

         11. RIGHTS OF OPTIONEE. No Eligible Person shall have a right to be granted an Option or, having received an Option, a right again to be granted an Option. An optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her Option until the date the Option has been exercised and the full purchase price for such shares has been received by the Company. Nothing in this Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of or to continue as an officer or director of, this Company or any Subsidiary or to interfere in any way with the right of the Company or any Subsidiary to terminate or modify the terms or conditions of the Option holder's employment or other relationship with the Company or any Subsidiary.

         12. AMENDMENT AND TERMINATION OF THE PLAN. Unless sooner terminated by the Board, this Plan shall terminate, so that no Options may be granted pursuant to it thereafter, on March 15, 2009. The Board may at any time amend, suspend or terminate this Plan in its discretion without further action on the part of the stockholders of the Company, except that:

                  (1) no such amendment, suspension or termination of the Plan shall adversely affect or impair any then outstanding Option without the consent of the optionee holding the Option; and

                  (2) any such amendment, suspension or termination that requires approval by the stockholders of the Company in order to comply with applicable provisions of the Code, applicable federal or state securities laws or Nasdaq or exchange listing requirements shall be subject to approval by the stockholders of the Company within the applicable time period prescribed thereunder, and shall be null and void if such approval is not obtained.

                                                                         ANNEX B

             TEXT OF CHARTER AMENDMENT TO IMPLEMENT THE STOCK SPLITS
                                (PROPOSAL NO. 3)


                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                ELXSI CORPORATION

 Pursuant to Section 242 of the General Corporation Law of the State of Delaware

                                      * * *

         ELXSI  Corporation,  a corporation  organized and existing under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"), DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation (as previously amended and corrected), declaring said proposed amendment to be advisable and directing that said proposed amendment be considered at the next annual meeting of the stockholders of the Corporation; and that the resolution setting forth said proposed amendment is as follows:

                  RESOLVED, that the Restated Certificate of Incorporation of the Corporation (as previously amended and corrected) be amended by adding to Article FOURTH thereof a new Section E at the end thereof, which Article FOURTH, Section E is to read in its entirety as follows:

                           "E.  (1)  Effective  at 6:00 (New York City
                  time) on June 28, 1999 (the "Reverse Split Effective Time"), each whole share of the Common Stock, par value $.001 per share, of the Corporation outstanding at the Reverse Split Effective Time shall automatically be reclassified and changed into one hundredth (1/100th) of a share of Common Stock, par value $.001 per share, of the Corporation; PROVIDED, HOWEVER, that (i) if the foregoing reverse stock split (the "Reverse Split") would result in the record or beneficial ownership account of any holder of Common Stock having a number of shares of Common Stock that is, in the aggregate, less than one (1) share ("Fractional Shares"), such Fractional Shares shall be canceled in the Reverse Split, and
                  (ii) in the Reverse Split Fractional Shares shall be converted into the right to receive the Trading Value thereof. For purposes hereof, the term "Trading Value" of any Fractional Shares shall mean the product of: (A) the average of the closing sale prices, as reported by The Nasdaq Stock Market ("Nasdaq"), per share of the Common Stock on each of the 20 consecutive Nasdaq trading days that ends with the Nasdaq trading day that immediately precedes the date of the Reverse Split Effective Time, and (B) the number of shares of Common Stock which were converted into such Fractional Shares as a result of the Reverse Split.

                           "(2) Effective at 6:01 (New York City time)
                  on June 28, 1999 (the "Forward Split Effective Time"): (i) each whole share of the Common Stock, par value $.001 per share, of the Corporation outstanding at the Forward Split Effective Time (after giving effect to the Reverse Split at the Reverse Split Effective Time) shall automatically be reclassified and changed into one hundred (100) shares of Common Stock, par value $.001 per share, of the Corporation; and (ii) fractions of a share outstanding at the Forward Split Effective Time (after giving effect to the Reverse Split at the Reverse Split Effective Time) shall be proportionately reclassified and changed."

         SECOND: That thereafter, pursuant to resolutions of the Board of Directors of the Corporation, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the number of shares necessary to authorize said amendment were voted in favor of said amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its officer thereunto duly authorized this ___ day of June, 1999.



                                        By: ____________________________________
                                            Alexander M. Milley
                                            President

                                                                         ANNEX C

           BACKGROUND QUESTIONS AND ANSWERS REGARDING THE STOCK SPLITS
                                (PROPOSAL NO. 3)

SUMMARY

         The Company is proposing that stockholders approve a reverse 1-for-100 stock split (the "Reverse Split") of the Company's outstanding Common Stock, to be immediately followed by a forward 100-for-1 stock split (the "Forward Split;" and collectively with the Reverse, Split the "Stock Splits") of the Company's outstanding Common Stock.

Q:       Why is the Company proposing the Stock Splits?

A: To reduce the number of odd-lot positions (I.E., those with less than 100 shares) in order to provide significant savings and cost benefits to the Company and its stockholders owning more than 100 shares. As of April 23., 1999, the Company's stockholders had approximately 9,000 record or beneficial ownership accounts, of which approximately 7,100 held fewer than 100 shares. The proposed Stock Splits will result in estimated savings for the Company of approximately $25,000 per year.

Q:       What is the benefit to odd-lot holders?

A: The Stock Splits will provide a way for odd-lot holders to "cash-out" of their odd-lot positions without transaction costs, such as brokerage commissions or fees. Because of the relative inconvenience and high brokerage commissions charged to sell odd-lot positions, these stockholders may want a low-cost way to receive cash for these holdings. The Stock Splits will provide a cost-effective opportunity for stockholders owning fewer than 100 shares to receive cash for their holdings.

Q: How will I be treated if I own fewer than 100 shares in a record or beneficial account, including in street name with my broker?

A: If the Stock Splits are approved and completed, you will be entitled to receive a cash payment (without any interest) based upon the trading value of your cashed-out shares.

Q:       Will my stockholder account be affected if I own 100 or more shares?

A: The number of shares will not be affected. If you physically hold the stock certificate(s) representing your shares, you will be requested to submit your certificate(s) with a properly executed Letter of Transmittal (that will be provided by the Company) in order to receive a certificate or certificates with a new CUSIP number. If you own 100 or more shares in a beneficial account through a nominee such as a broker or bank, a Letter of Transmittal will be sent to your nominee for completion.

Q:       When will the Stock Splits occur?

A: If the Company's stockholders approve the Stock Splits and they are completed, both the Reverse Split and the Forward Split will take place after the market close on Monday, June 28,1999.

STRUCTURE OF THE TRANSACTION

Q:       How does the Reverse Split part of Stock Splits work?

A: If the Company's stockholders approve the Stock Splits and they are completed, after the market close on Monday, June 28, 1999, all shares held by stockholders will be subject to a reverse 1-for-100 stock split. Any stockholder who holds fewer than 100 shares of the Common Stock in a record or beneficial account at 6:00 p.m. (NYC time) on that day will have these shares automatically converted into the right to receive a cash payment instead of any fractional shares.

Q:       How does the Forward Split part of the Stock Splits work?

A: If the Company's stockholders approve the Stock Splits and they are completed, one minute after the effective time of the Reverse Split, at 6:01 p.m. (NYC time) on Monday, June 28, 1999, all shares held by stockholders who have not been cashed out will be subject to a 100-for-1 forward stock split. This will return those stockholders who are not cashed out in the Reverse Split to their original share position.

INSTRUCTIONS FOR CASHED-OUT STOCKHOLDERS

Q:       What do I do with my stock certificate(s)?

A: If your Common Stock account balance is fewer than 100 shares, you will be required to return your stock certificate(s) to the Company's exchange agent, Continental Stock Transfer & Trust Company, in order to receive your cash payment. You will be sent instructions as to where and when to send your stock certificate(s) after the effective time of the Stock Splits. DO NOT SEND YOUR CERTIFICATE(S) IN AT THIS TIME.

Q: What if I am a record or beneficial holder with fewer than 100 shares in my account and do not want to be cashed out?

A:       Stockholders in this situation, can either:

         (1) Purchase additional shares on the open market to reach or exceed 100 shares prior to June 28, 1999. (Please note that shares CANNOT be directly purchased through the Company or Continental Stock Transfer & Trust Company); or
         (2) Transfer, consolidate or combine two or more accounts to reach or exceed 100 shares prior to June 28, 1999.

         STOCKHOLDERS WHO CHOOSE EITHER OF THESE OPTIONS NEED TO ALLOW SUFFICIENT TIME FOR THEIR ACTIONS TO BE COMPLETED BEFORE JUNE 28, 1999. PLEASE KEEP IN MIND, WHEN PURCHASING ADDITIONAL SHARES, THERE GENERALLY IS A THREE BUSINESS DAY SETTLEMENT PERIOD.

INSTRUCTIONS FOR STOCKHOLDERS RETAINING THEIR SHARES

Q:       What do I do with my stock certificate(s)?

A: If you physically hold the stock certificate(s) representing 100 or more shares, you will be sent a Letter of Transmittal requesting that your stock certificates be surrendered. If the Stock Splits are completed, the Company will obtain a new CUSIP number for the Common Stock. You will receive a request to surrender your stock certificate(s) with a properly executed Letter of Transmittal to the Company's transfer agent, Continental Stock Transfer & Trust Company, in order to receive a new certificate with the correct CUSIP number. If you own 100 or more shares in a beneficial account through a nominee such as a broker or bank, a Letter of Transmittal will be sent to your nominee for completion.

VALUATION OF CASHED-OUT SHARES

Q:       How will the value of each cashed-out share be determined?

A: The value of the cashed-out shares will be determined based upon the average closing sale price of the Company's Common Stock on The Nasdaq Stock Market for the 20 trading days immediately preceding June 28, 1999, without any interest.

Q:       When will I receive a check for my cashed-out shares?

A: Checks will be available after the June 28, 1999 effective date of the Stock Splits. However, no check will be mailed to you until you surrender your stock certificate(s) to Continental Stock Transfer & Trust Company, as exchange agent, with a properly executed Letter of Transmittal. You will receive instructions about how to surrender your shares at a later time. DO NOT SEND ANY CERTIFICATES AT THIS TIME.

NOTE: ONLY STOCKHOLDERS WITH A RECORD OR BENEFICIAL ACCOUNT BALANCE OF FEWER THAN 100 SHARES AS OF JUNE 28, 1999 WHO ALSO SURRENDER THEIR STOCK CERTIFICATE(S) WITH A PROPERLY EXECUTED LETTER OF TRANSMITTAL WILL BE RECEIVING A CHECK FROM THE COMPANY AS A RESULT OF THE STOCK SPLITS.

OTHER QUESTIONS:

Q:       Is this a taxable event?

A: Yes; any cash you receive for the value of a fractional share is a taxable transaction. A 1099-B tax form will be provided in January 2000 to all stockholders who are entitled to receive cash in lieu of fractional shares. Please consult your tax advisor for further assistance in preparing your tax return.

Q:       Who should I contact if I have additional questions?

A:       Continental Stock Transfer & Trust Company, at (212) 509-4000.

                               ELXSI Corporation
                         3600 Rio Vista Avenue, Suite A
                             Orlando, Florida 32805

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 May 27, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitute(s) and appoint(s) Alexander M. Milley and Robert C. Shaw, and each of them, as proxies of the undersigned, with full power of the substitution, to vote all shares of Common Stock of ELXSI Corporation (the "Company") which the undersigned is (are) entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at the Company's headquarters, located at 3600 Rio Vista Avenue, Suite A, Orlando, Florida 32805, on Thursday, May 27, 1999, at 9:00 a.m. (local time), and at any adjournment(s) thereof (the "Meeting"), on all matters that may come before such Meeting. Said proxies are instructed to vote on the matters specified herein in the manner herein specified.

         The undersigned hereby revoke(s) all previous Proxies and acknowledge(s) receipt of the Notice of the Meeting dated April 23, 1999, the Proxy Statement attached thereto and the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1998 forwarded therewith.

             (PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


        Access to ELXSI Corporation stockholder account information and other stockholders services are now available on the Internet!

                 VISIT CONTINENTAL STOCK TRANSFER'S WEBSITE AT

                            WWW.CONTINENTALSTOCK.COM
                            ------------------------

                  FOR THEIR NEW INTERNET SHAREHOLDER SERVICE-
                                 CONTINENTALINK


Through this new service, stockholders can select a Personal Identification Number or "PIN" to secure access to personal stockholder records. With a PIN, stockholders can change addresses, receive electronic forms, and view account transaction history and dividend history.

To access this new service, visit the website listed above. From the home page, select ContinentaLink Full Service. From there, you can either Test Drive the service (choose "Test Drive" button) or you can Sign-Up (choose "Sign-Up" button). If you choose to sign-up, enter your taxpayer identification number or social security number as your ID Number. Your personal Security Code can be found on the reverse side of this card in the bottom left corner. Enter any four alphanumeric characters you would like to use for your PIN. Re-enter the same PIN in the PIN Verification field. Your PIN will be activied overnight, and you will be able to access your stockholder records the following day.

                                                                             [X]
                                                              Please mark
                                                               your votes
                                                                like this
                                 PROXY BY MAIL

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        WITHHELD
1. ELECTION OF DIRECTORS      FOR       FOR ALL
Nominees:                     [  ]       [  ]
01 Farrokh K. Kavarana
02 Kevin P. Lynch
03 Alexander M. Milley
04 Denis M. O'Donnell
05 Robert C. Shaw

WITHHELD FOR: (Write that nominee's name in the space provided below).

                                                FOR     AGAINST    ABSTAIN
2.  Approval  of the ELXSI  Corporation         [  ]      [  ]       [  ]
    1999  Incentive  Stock  Option Plan

3.  Approval of amendment to the  Company's     [  ]      [  ]       [  ]
    charter to effect a 1- for-100  reverse
    stock split followed by a 100-for-1
    forward stock split

4.  Ratification of appointment of              [  ]      [  ]       [  ]
    PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1999

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

---------------------------------------------------------------------
IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
---------------------------------------------------------------------

                                                         =======================
                                                             COMPANY NUMBER:

                                                              PROXY NUMBER:

                                                              ACCOUNT NUMBER:
                                                         =======================

SIGNATURE _______________________ SIGNATURE____________________ DATE______, 1999
Please mark, sign and return this Proxy promptly using the enclosed envelope. This Proxy should be signed exactly as the name appears hereon. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

--------------------------------------------------------------------------------
[GRAPHIC OF               VOTE BY TELEPHONE OR INTERNET        [GRAPHIC OF
TELEPHONE OMITTED]        QUICK *** EASY *** IMMEDIATE         COMPUTER OMITTED]
--------------------------------------------------------------------------------

                               ELXSI CORPORATION

o You can now vote your shares electronically through the Internet or the telephone.
o   This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
WWW.CONTINENTAL.COM

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

           PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY

SECURITY CODE:

A MESSAGE FROM THE PRESIDENT:

         During 1998 ELXSI Corporation reported a significant increase in operating earnings as both Bickford's and Cues had record-breaking years. Operating income at Bickford's and Cues increased 7.6% and 32.6%, respectively. However, this was not readily apparent in the reported net income or earnings per share of the Company due to the effect of the accounting rules related to the tax loss carryforwards described below. Excluding the non-operating and non-cash effect of the deferred tax accounting treatment in 1998 and 1997 and the net interest income from the financing transaction in 1997, net income and earnings per share increased a healthy $1.3 million, or 23.8% and $0.25, or 22.7%, respectively. Management continues to strive for strong operating performance in a tax sheltered environment to create value for stockholders. In addition, we continue to repurchase the Company's Common Stock using cash flow generated by operations. During 1998 we repurchased an additional 212,000 shares.

BICKFORD'S

         Overall Restaurant sales were up 9.7% in 1998 as both new restaurants and new customers continued to contribute to sales increases. Same store customer counts for comparable restaurants increased by 3.2% for the year as customers responded favorably to improved service as a result of increasing the management presence in the dining rooms of our restaurants. While the increase in management labor did increase costs, operating profits for Bickford's increased to $7.8 million, compared to $7.2 million in the prior year.

         In 1998,  we also  continued our efforts to open new  restaurants.  The challenge in our business is to add new restaurants without hurting the performance in existing restaurants. New restaurants require experienced managers, which typically come from our other successful locations. As long as we can continue to develop management strength at the restaurant level in an economy where managers are constantly being recruited by rivals, we will continue to be successful in new openings.

         Bickford's opened three new restaurants in 1998: Mystic, CT; Cromwell, CT and Stoughton, MA, all of which are expected to be solid performers in 1999. We anticipate opening five additional restaurants in 1999, which after expensing training and pre-opening costs should contribute significantly to earnings in 2000 and beyond.

         During 1998, Bickford's began testing the idea of physically expanding locations to handle the spike of customers at peak times, by constructing an addition to the Woburn, MA restaurant. The addition is successfully being used to handle more customers during weekend peak hours as well as buses and group meetings during the week. In addition, a Group Sales program at Bickford's was initiated whereby we are actively soliciting bus tours, sports teams and other groups to visit our restaurants. We also expanded our "mystery shopper" program intended to provide independent feedback on a number of management defined key operating issues on individual restaurants throughout the chain. This has had a significant impact on improving, measuring and ranking the individual restaurants.

CUES

         Cues registered an outstanding overall performance in 1998. Delivery of truck mounted television and inspection systems reached an all time record reflecting the market's increasing recognition of Cues equipment as the preferred system.

         Buttressed with the best video imaging and tractor system available, Cues enhanced its visual inspection technologies with a unique digitally enhanced zooming capability. The Zoommaster is a proprietary enhancement box that permits the video image to be enlarged on a 5:1 basis. This product was introduced in the third quarter and has been well received as a tool for clarifying hard to see defects.

         The introduction of DataCap 3.0, a user friendly software system for gathering and manipulating data such as depth, distance, location, and defects also contributed to the strong performance. In addition, the system provides an image capturing and video clips storage feature. Reports and images can be transferred over the Internet for rapid review and response. Cues developed the software from scratch, customizes the software on request, provides subsequent support and assembles the computer hardware using Company employed software programmers and engineers.

         On the repair and rehabilitation side, the Company enjoyed a healthy gain in the Kangaroo Cutter systems. These systems are essentially remote robots used to puncture and trim relieved pipe laterals essentially reinstating the connection between the lateral and mainline pipes after the mainline pipe has been relined.

         In the storm drain and large pipe inspection segment of our market the introduction of enhanced models of Rover and Mudmaster along with out "Long Line Flotation Systems" contributed to record sales.

         Finally our training and service groups reached new goals in providing high quality rapid turn around of equipment repairs and retrofits.

         In essence 1998 was a wonderfully rewarding year as we harvested many projects and programs that were planted in earlier years. People are our major asset and resolving the complex challenges that confront us requires extraordinary effort and cooperation. As we progress into 1999 and into the next century, I am more than ever convinced that water will be an increasingly dear commodity. Cues is poised to capitalize on the opportunity of providing cutting edge systems for the vital necessity of managing such a dear commodity.

SFAS 109

During 1998, in compliance with SFAS 109 requirements, the Company recorded deferred tax expense of $2.0 million and a corresponding decrease in the deferred tax asset. This asset was primarily established in 1997 when the Company recorded $8.2 million of non-cash income and a corresponding increase in the deferred tax asset. Essentially this accounting treatment results from the regulatory bodies' approach to valuing and recording net operating tax loss carryforwards on the balance sheet that were previously dealt with as "off balance sheet" items. This $8.2 million addition in 1997 increased the Company's deferred tax asset to over $11 million, which represented the estimated realizable value of ELXSI's net operating tax loss carryforwards given the regulatory bodies' parameters. The regulation also required amortizing this asset over its estimated life. Consequently, beginning in 1998, ELXSI began recognizing an increase in tax expense by amortizing this non-cash asset. As a result of amortizing this $11 million asset, ELXSI began reporting a full tax rate in 1998 of approximately 40% on its income statement even though ELXSI will actually be paying taxes on a cash basis at an approximate rate of 12%.

Needless to say, the implementation of SFAS 109 has greatly impacted the comparability of ELXSI's earnings. The 1998 net income and earnings per share were negatively effected by recording deferred tax expense compared to recording a deferred tax benefit in 1997. Compared to 1997, this resulted in a decrease in 1998's reported net income and earnings per share of $10.2 million and $2.04 per share, respectively. Management has, and will continue to, spend the time explaining the effects of this accounting treatment on the Company earnings to potential and existing stockholders.

CONCLUSION

         As we enter 1999, ELXSI is poised to continue registering attractive increases in consolidated sales and earnings as well as overall stockholder value. I am very hopeful that the spirited efforts by our people in conquering past challenges will lift us to new levels of achievement in the coming years.


                                                      Sincerely,

                                                      Alexander M. Milley
                                                      Chairman of the Board,
                                                      President & CEO